                                                               EXHIBIT 99.1
                                                               EXECUTION VERSION

                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement, dated as of March 22, 2006
(this "Agreement"), is entered into between Merrill Lynch Mortgage Lending, Inc.
(the "Seller") and Merrill Lynch Mortgage Investors, Inc. (the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily, commercial and manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan
Schedule") annexed hereto as Schedule III. The Purchaser intends to deposit the
Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage
Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes of mortgage pass-through certificates (the
"Certificates"). One or more "real estate mortgage investment conduit" ("REMIC")
elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and
Servicing Agreement, dated as of March 1, 2006 (the "Pooling and Servicing
Agreement"), among the Purchaser as depositor, Wachovia Bank, National
Association ("Wachovia") as master servicer (the "Master Servicer"), Midland
Loan Services, Inc. as special servicer (the "Special Servicer") and LaSalle
Bank National Association as trustee (the "Trustee"). Capitalized terms used but not defined herein (including the schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

            The Purchaser has entered into an Underwriting Agreement, dated as of March 22, 2006 (the "Underwriting Agreement"), with Merrill Lynch, Pierce,
Fenner & Smith Incorporated ("Merrill Lynch") for itself and as representative of Countrywide Securities Corporation ("Countrywide Securities"), EHY Securities
(USA), LLC ("EHY"), Banc of America Securities LLC ("Banc of America"), Goldman,
Sachs & Co. ("Goldman Sachs") and Morgan Stanley & Co. Incorporated ("Morgan
Stanley"); Merrill Lynch, Countrywide Securities, EHY, Banc of America, Goldman
Sachs and Morgan Stanley, collectively, in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (such
Certificates, the "Publicly-Offered Certificates"). The Purchaser has also entered into a Certificate Purchase Agreement, dated as of March 22, 2006 (the
"Certificate Purchase Agreement"), with Merrill Lynch for itself and as representative of Countrywide Securities (together in such capacity, the
"Initial Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining Certificates (such Certificates, the "Private
Certificates").

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of

$1,187,827,676 (the "MLML Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The MLML Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-off Date (after giving effect to any payments due on or before such date, whether or not such payments are received), is expected to equal an aggregate principal balance (the
"Cut-off Date Pool Balance") of $2,141,833,152 (subject to a variance of plus or minus 5%). The purchase and sale of the Mortgage Loans shall take place on March
30, 2006 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Purchase
Consideration") for the Mortgage Loans shall be equal to (i) 99.2307% of the
MLML Mortgage Loan Balance as of the Cut-off Date, plus (ii) $5,416,353, which amount represents the amount of interest accrued on the MLML Mortgage Loan
Balance, as agreed to by the Seller and the Purchaser.

            The Purchase Consideration shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            The Purchaser hereby directs the Seller to deliver, and the Seller shall deliver, (i) the Closing Date Deposit (in the amount of $62,956.78) to the
Master Servicer on the Closing Date and (ii) the Additional MLMLI Deposit to the
Trustee prior to the initial Distribution Date. The Closing Date Deposit and the
Additional MLMLI Deposit shall be delivered to the account specified by the
Master Servicer or Trustee, as applicable, by wire transfer of immediately available funds.

            SECTION 2. Conveyance of Mortgage Loans.

            (a)     Effective as of the Closing Date, subject only to the
Seller's receipt of the Purchase Consideration and the satisfaction or waiver of the conditions to closing set forth in Section 5 of this Agreement (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the Purchase Consideration), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds and all of the Seller's right, title and interest in and to the Closing Date Deposit and the Additional MLMLI Deposit.
The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing
Agreement.

            (b)     The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

                                        2

            (c)     The Seller hereby represents and warrants that it has or
will have, on behalf of the Purchaser, delivered to the Trustee (i) on or before the Closing Date, the documents and instruments specified below with respect to each Mortgage Loan that are Specially Designated Mortgage Loan Documents and
(ii) on or before the date that is 30 days after the Closing Date, the remaining documents and instruments specified below that are not Specially Designated
Mortgage Loan Documents with respect to each Mortgage Loan (the documents and instruments specified below and referred to in clauses (i) and (ii) preceding, collectively, a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow for the benefit of the Seller at all times prior to the
Closing Date. The Mortgage File with respect to each Mortgage Loan that is a
Trust Mortgage Loan shall contain the following documents:

            (i)     (A) the original executed Mortgage Note for the subject
      Mortgage Loan, including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such
      Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto
      (without recourse, representation or warranty, express or implied) to the order of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2006-1, Commercial Mortgage
      Pass-Through Certificates, Series 2006-1, or in blank, and (B) in the case of a Loan Combination, a copy of the executed Mortgage Note for each related Non-Trust Loan;

            (ii)    an original or copy of the Mortgage, together with originals or copies of any and all intervening assignments thereof, in each case
      (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iii)   an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office)
      with evidence of recording indicated thereon or certified by the applicable recording office;

            (iv)    an original executed assignment, in recordable form (except for completion of the assignee's name (if the assignment is delivered in blank) and any missing recording information or a certified copy of that assignment as sent for recording), of (a) the Mortgage, (b) any related
      Assignment of Leases (if such item is a document separate from the
      Mortgage) and (c) any other recorded document relating to the subject
      Mortgage Loan otherwise included in the Mortgage File, in favor of LaSalle
      Bank National Association, as trustee for the registered holders of ML-CFC
      Commercial Mortgage Trust 2006-1, Commercial Mortgage Pass-Through
      Certificates, Series 2006-1 (or, in the case of a Loan Combination, in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2006-1, Commercial Mortgage
      Pass-Through Certificates, Series 2006-1, and in its capacity as lead lender on behalf of the holder(s) of the related Non-Trust Loan(s)), or in blank;

            (v)     an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause (iv) above) in favor

                                        3

      of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2006-1, Commercial Mortgage
      Pass-Through Certificates, Series 2006-1 (or, in the case of a Loan
      Combination, in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2006-1,
      Commercial Mortgage Pass-Through Certificates, Series 2006-1, and in its
      capacity as lead lender on behalf of the holder of the related Non-Trust
      Loan(s)), or in blank;

            (vi)    originals or copies of any consolidation, assumption,
      substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed;

            (vii)   the original or a copy of the policy or certificate of
      lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

            (viii)  any filed copies or other evidence of filing of any prior
      UCC Financing Statements in favor of the originator of the subject
      Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing
      Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, a UCC Financing Statement assignment, in form suitable for filing in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust
      2006-1, Commercial Mortgage Pass-Through Certificates, Series 2006-1, as
      assignee (or, in the case of a Loan Combination, in favor of LaSalle Bank
      National Association, as trustee for the registered holders of ML-CFC
      Commercial Mortgage Trust 2006-1, Commercial Mortgage Pass-Through
      Certificates, Series 2006-1, and in its capacity as lead lender on behalf of the holder of the related Non-Trust Loan(s)), or in blank;

            (ix)    an original or copy of any Ground Lease, guaranty or ground lessor estoppel;

            (x)   an original or copy of any intercreditor agreement relating to permitted debt of the Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor;

            (xi)    an original or a copy of any loan agreement, any escrow or reserve agreement, any security agreement, any management agreement, any agreed upon procedures letter, any lockbox or cash management agreements, any environmental reports or any letter of credit, in each case relating to the subject Mortgage Loan;

                                        4

            (xii)   with respect to a Mortgage Loan secured by a hospitality
      property, a signed copy of any franchise agreement and/or franchisor comfort letter; and

            (xiii)  if such Trust Mortgage Loan is part of a Loan Combination, an original or copy of the related Loan Combination Intercreditor
      Agreement.

            The foregoing Mortgage File delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

            (d)     The Seller shall retain an Independent third party (the
"Recording/Filing Agent") that shall, as to each Mortgage Loan, promptly (and in any event within 90 days following the later of the Closing Date and the delivery of each Mortgage, Assignment of Leases, recordable document and UCC
Financing Statement to the Trustee) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, each assignment of Mortgage, assignment of
Assignment of Leases and any other recordable documents relating to each such
Mortgage Loan in favor of the Trustee that is referred to in clause (iv) of the definition of "Mortgage File" and each UCC Financing Statement assignment in favor of the Trustee that is referred to in clause (viii) of the definition of
"Mortgage File." Each such assignment and UCC Financing Statement assignment shall reflect that the recorded original should be returned by the public recording office to the Trustee following recording, and each such assignment and UCC Financing Statement assignment shall reflect that the file copy thereof should be returned to the Trustee following filing; provided, that in those instances where the public recording office retains the original assignment of
Mortgage or assignment of Assignment of Leases, the Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee
(or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing
Agreement, to the then holder of such Mortgage Loan).

            The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Trustee in connection with any such recording, filing or delivery performed by the Trustee at the Seller's request and the fees of the Recording/Filing
Agent.

            (e)     All such other relevant documents and records that (a)
relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such
Mortgage Loans by the Master Servicer in connection with its duties under the
Pooling and Servicing Agreement, and (c) are in the possession or under the control of the Seller, together with all unapplied escrow amounts and reserve amounts in the possession or under the control of the Seller that relate to the
Mortgage Loans, shall be delivered or caused to be delivered by the Seller to the Master Servicer (or, at the direction of the Master Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, legal or other due

                                        5

diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

      The Seller agrees to use reasonable efforts to deliver to the Trustee, for its administrative convenience in reviewing the Mortgage Files, a mortgage loan checklist for each Mortgage Loan. The foregoing sentence notwithstanding, the failure of the Seller to deliver a mortgage loan checklist or a complete mortgage loan checklist shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Trustee or any other person because the delivery of the mortgage loan checklist is being provided to the Trustee solely for its administrative convenience.

            (f)     The Seller shall take such actions as are reasonably
necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller, which secure any Mortgage Loan.

            (g)     On or before the Closing Date, the Seller shall provide to the Master Servicer, the initial data (as of the Cut-off Date or the most recent earlier date for which such data is available) contemplated by the CMSA Loan
Setup File, the CMSA Loan Periodic Update File, the CMSA Operating Statement
Analysis Report and the CMSA Property File.

            SECTION 3. Representations, Warranties and Covenants of Seller.

            (a)     The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i)     The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the
      Seller has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

            (ii)    This Agreement has been duly and validly authorized,
      executed and delivered by the Seller, all requisite action by the Seller's directors and officers has been taken in connection therewith, and
      (assuming the due authorization, execution and delivery hereof by the
      Purchaser) this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles
      (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iii)   The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this
      Agreement will not (A) violate the Seller's certificate of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default)
      under, or result in the breach of, any material contract, agreement or other

                                        6

      instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

            (iv)    The Seller is not in default with respect to any order or
      decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

            (v)     The Seller is not a party to or bound by any agreement or
      instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

            (vi)    No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this
      Agreement or the consummation of the transactions contemplated by this
      Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

            (vii)   None of the sale of the Mortgage Loans by the Seller, the
      transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Seller, results or will result in the creation or imposition of any lien on any of the Seller's assets or property that would have a material adverse effect upon the Seller's ability to perform its duties and obligations under this Agreement or materially impair the ability of the Purchaser to realize on the Mortgage
      Loans.

            (viii)  There is no action, suit, proceeding or investigation pending or to the knowledge of the Seller, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the validity of this Agreement or the performance by the
      Seller of its obligations under this Agreement.

            (ix)    Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the
      Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Consideration. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage
      Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered

                                        7

      insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

            (x)     The Prospectus Supplement contains all the information that is required to be provided in respect of the Seller (that arise from its role as "sponsor" (within the meaning of Regulation AB)), the Mortgage
      Loans, the related Mortgagors and the related Mortgaged Properties pursuant to Regulation AB.

            (b)     The Seller hereby makes the representations and warranties contained in Schedule I hereto for the benefit of the Purchaser and the
      Trustee for the benefit of the Certificateholders as of the Closing Date
      (unless a different date is specified therein), with respect to (and solely with respect to) each Mortgage Loan (other than the 1995-C2
      Mortgage Loans (as defined below), subject, however, to the exceptions set forth on Annex A to Schedule I of this Agreement.

            The Seller hereby makes the representations and warranties contained in Schedule II hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date (unless a different date is specified therein), with respect to (and solely with respect to) each
Mortgage Loan (such Mortgage Loans, collectively, the "1995-C2 Mortgage Loans")
that was acquired by the Seller in connection with the termination of the trust for the series of mortgage-pass through certificates captioned "Merrill Lynch
Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1995-C2",
subject, however, to the exceptions set forth on Annex A to Schedule II of this
Agreement.

            (c)     If the Seller discovers or receives written notice of a
Document Defect or a Breach relating to a Mortgage Loan pursuant to Section
2.03(a) of the Pooling and Servicing Agreement, then the Seller shall, not later than 90 days from such discovery or receipt of such notice (or, in the case of a
Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach, provided the Seller receives such notice in a timely manner), if such Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the
Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any
Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions due solely to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan (which, for the purposes of this clause (i), shall include an REO Loan) at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) not later than the end of such
90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan (which, for purposes of this clause (ii), shall include an REO Loan) not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the Master Servicer for
deposit into the Collection Account any Substitution Shortfall Amount in
connection therewith; provided, however, that, unless the Document Defect or
Breach would cause the Mortgage Loan not to be a Qualified Mortgage, if such
Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is

                                        8

diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage
Loan (which, for purposes of such repurchase or substitution, shall include an
REO Loan)); and provided, further, that with respect to such additional 90-day period, the Seller shall have delivered an officer's certificate to the Trustee setting forth the reason(s) such Document Defect or Breach is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that no Document Defect (other than with respect to the Specially Designated Mortgage Loan Documents) shall be considered to materially and adversely affect the interests of the
Certificateholders or the value of the related Mortgage Loan unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related
Mortgage Loan, defending any claim asserted by any Mortgagor or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate servicing obligations.

            A Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) as to a Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans
(each, a "Crossed Loan" and such Crossed Loans, collectively, a "Crossed Loan
Group"), which Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Loan
Group (without regard to this paragraph) and is not cured as provided for above, shall be deemed to constitute a Document Defect or Breach, as the case may be, as to each other Crossed Loan in the subject Crossed Loan Group for purposes of this paragraph and the Seller shall be required to repurchase or substitute all such Crossed Loans unless (1) the weighted average debt service coverage ratio for all the remaining Crossed Loans for the four calendar quarters immediately preceding such repurchase or substitution is not less than the weighted average debt service coverage ratio for all such Crossed Loans, including the affected
Crossed Loan, for the four calendar quarters immediately preceding such repurchase or substitution, and (2) the weighted average loan to-value ratio for the remaining Crossed Loans, determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special Servicer at the expense of the Seller shall not be greater than the weighted average loan-to-value ratio for all such Crossed Loans, including the affected Crossed
Loan determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special Servicer at the expense of the Seller;
provided, that if such debt service coverage and loan-to-value criteria are satisfied, any other Crossed Loan (that is not the Crossed Loan directly affected by the subject Document Defect or Breach), shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan
(that is not the Crossed Loan directly affected by the subject Document Defect or Breach) is held in the Trust Fund; and provided, further, that the repurchase or replacement of less than all such Crossed Loans and the release of any
Crossed Loan from a cross-collateralization and cross-default provision shall be further subject to (i) the delivery by the Seller to the Trustee, at the expense of the Seller, of an Opinion of Counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the
Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions and (ii) the consent of the Controlling Class Representative (if one is then

                                        9

acting), which consent shall not be unreasonably withheld or delayed. In the event that one or more of such other Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document Defect or Breach exists or to repurchase or substitute for all of the Crossed Loans in the related
Crossed Loan Group. All documentation relating to the termination of the cross-collateralization provisions of a Crossed Loan being repurchased shall be prepared at the expense of the Seller and, where required, with the consent of the related Mortgagor. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach known to the Seller, the Seller shall provide, once every ninety days, the officer's certificate to the Trustee described above as to the reason(s) such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the foregoing provisions of this Section
3(c), if such Document Defect or Breach shall materially and adversely affect the value of such Mortgage Loan or the interests of the holders of the
Certificates therein (subject to the last proviso in the sole sentence of the preceding paragraph), the Seller shall in all cases on or prior to the second anniversary of the Closing Date either cause such Document Defect or Breach to be cured or repurchase or substitute for the affected Mortgage Loan. The delivery of a commitment to issue a policy of lender's title insurance as described in representation 8 set forth on Schedule I hereto in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 180th day following the Closing Date.

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above in this
Section 3(c) while the Trustee continues to hold any other Crossed Loans in such
Crossed Loan Group, the Seller and the Purchaser shall not enforce any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective
Crossed Loan(s), so long as such exercise does not materially impair the ability of the other party to exercise its remedies against the Primary Collateral securing the Crossed Loan(s) held thereby.

            If the exercise by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loan(s) held by such party, then the Seller and the
Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner consistent with this Agreement to remove the threat of material impairment as a result of the exercise of remedies. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or, if the related Mortgage Loan documents do not so provide, then on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan is modified to terminate the related cross-collateralization and/or cross-default provisions, the Seller shall furnish to the Trustee an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event.

            For purposes hereof, "Primary Collateral" shall mean the Mortgaged
Property directly securing a Crossed Loan and excluding any property as to which the related lien may

                                       10

only be foreclosed upon by exercise of cross-collateralization provisions of such Mortgage Loans.

            Notwithstanding any of the foregoing provisions of this Section
3(c), if there is a Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more
Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or substitute the Mortgage Loan if (i) the affected
Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged
Property(ies) are, in fact, released) and to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund in
connection with such release, (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the
Seller provides an opinion of counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions and (iii) each
Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the
Certificates rated by it to be qualified, downgraded or withdrawn.

            The foregoing provisions of this Section 3(c) notwithstanding, the
Purchaser's sole remedy (subject to the last sentence of this paragraph) for a breach of representation 30 set forth on Schedule I hereto shall be the cure of such breach by the Seller, which cure shall be effected through the payment by the Seller of such costs and expenses (without regard to whether such costs and expenses are material or not) specified in such representation that have not, at the time of such cure, been received by the Master Servicer or the Special
Servicer from the related Mortgagor and not a repurchase or substitution of the related Mortgage Loan. Following the Seller's remittance of funds in payment of such costs and expenses, the Seller shall be deemed to have cured the breach of representation 30 in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related
Mortgagor, the cure payment made by the Seller shall be returned to the Seller.
Notwithstanding the prior provisions of this paragraph, the Seller, acting in its sole discretion, may effect a repurchase or substitution (in accordance with the provisions of this Section 3(c) setting forth the manner in which a Mortgage
Loan may be repurchased or substituted) of a Mortgage Loan, as to which representation 30 set forth on Schedule I has been breached, in lieu of paying the costs and expenses that were the subject of the breach of representation 30 set forth on Schedule I.

            (d)     In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the applicable Purchase
Price (as defined in the Pooling and Servicing Agreement) or Substitution
Shortfall Amount(s), as applicable, in the Collection Account, and, if applicable, the delivery of the Mortgage File(s) and the Servicing File(s) for
the related Qualified Substitute Mortgage Loan(s) to the Custodian and the
Master Servicer, respectively, (i) the Trustee shall be required to execute and deliver such endorsements and assignments as are provided to it by the Master
Servicer or the Seller, in each case without

                                       11

recourse, representation or warranty, as shall be necessary to vest in the
Seller the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the
Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loan(s).

            At the time a substitution is made, the Seller shall deliver the related Mortgage File to the Trustee and certify that the substitute Mortgage
Loan is a Qualified Substitute Mortgage Loan.

            No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date for such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related date of substitution shall be part of REMIC I, as applicable. No substitution of a Qualified Substitute
Mortgage Loan for a deleted Mortgage Loan shall be permitted under this
Agreement if, after such substitution, the aggregate of the Stated Principal
Balances of all Qualified Substitute Mortgage Loans which have been substituted for deleted Mortgage Loans exceeds 10% of the aggregate Cut-off Date Balance of all the Mortgage Loans and the Other Mortgage Loans. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan on or prior to the related date of substitution shall not be part of the Trust Fund or REMIC I.

            (e)     This Section 3 provides the sole remedies available to the
Purchaser, the Certificateholders, or the Trustee on behalf of the
Certificateholders, respecting any Document Defect in a Mortgage File or any
Breach of any representation or warranty set forth in or required to be made pursuant to this Section 3.

            SECTION 4. Representations, Warranties and Covenants of the
Purchaser. In order to induce the Seller to enter into this Agreement, the
Purchaser hereby represents, warrants and covenants for the benefit of the
Seller as of the date hereof that:

            (a)     The Purchaser is a corporation duly organized, validly
existing and in good standing under the laws of the State of Delaware and the
Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

            (b)     This Agreement has been duly and validly authorized,
executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of

                                       12

creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c)     The execution and delivery of this Agreement by the
Purchaser and the Purchaser's performance and compliance with the terms of this
Agreement will not (A) violate the Purchaser's articles of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

            (d)     The Purchaser is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

            (e)   Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (f)     Under GAAP and for federal income tax purposes, the
Purchaser will report the transfer of the Mortgage Loans by the Seller to the
Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase
Consideration.

            (g)     There is no action, suit, proceeding or investigation
pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

            (h)     The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

                                       13

            SECTION 5. Closing. The closing of the sale of the Mortgage Loans
(the "Closing") shall be held at the offices of Sidley Austin LLP on the Closing
Date. The Closing shall be subject to each of the following conditions:

            (a)     All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the
Closing Date;

            (b)     All documents specified in Section 6 of this Agreement (the
"Closing Documents"), in such forms as are agreed upon and acceptable to the
Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c)     The Seller shall have delivered and released to the Trustee
(or a Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the Master Servicer pursuant to Section 2 of this Agreement;

            (d)     All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e)     The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing
Date;

            (f)     One or more letters from the independent accounting firm of
Ernst & Young LLP, in form satisfactory to the Purchaser and relating to certain information regarding the Mortgage Loans and Certificates as set forth in the
Prospectus (as defined in Section 6(d) of this Agreement) and Prospectus
Supplement (as defined in Section 6(d) of this Agreement), respectively; and

            (g)     The Seller shall have executed and delivered concurrently
herewith that certain Indemnification Agreement, dated as of March 22, 2006, among the Seller, Countrywide Commercial Real Estate Finance, Inc., Eurohypo AG,
New York Branch, the Purchaser, the Underwriters and the Initial Purchasers.
Both parties agree to use their best reasonable efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

            (a)     (i) This Agreement duly executed by the Purchaser and the
Seller, (ii) the Pooling and Servicing Agreement duly executed by the parties thereto and (iii) the Agreement to Appointment of Master Servicer, dated as of
March 30, 2006, between the Seller and Wachovia, duly executed by such parties;

                                       14

            (b)     An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the
Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (c)     An officer's certificate from an officer of the Seller
(signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the
Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d)     An officer's certificate from an officer of the Seller
(signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser, the Underwriters and Initial Purchasers may rely, to the effect that (i) such officer has carefully examined the Specified Portions (as defined below) of the Free Writing Prospectus and nothing has come to his attention that would lead him to believe that the Specified Portions of the Free
Writing Prospectus, as of the Time of Sale or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage
Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (ii) such officer has carefully examined the Specified Portions (as defined below) of the Prospectus
Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the Prospectus Supplement, as of the date of the
Prospectus Supplement or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (iii) such officer has carefully examined the Specified Portions (as defined below) of the Memorandum (pursuant to which certain classes of the Private Certificates are being privately offered) and nothing has come to his attention that would lead him to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage
Loans, in the light of the circumstances under which they were made, not misleading.

            The "Specified Portions" of the Free Writing Prospectus shall consist of Annex A-1 thereto, entitled "Certain Characteristics of the Mortgage
Loans" (insofar as the information contained in Annex A-1 relates to the
Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Free Writing
Prospectus, entitled "Certain Statistical Information Regarding the Mortgage
Loans" (insofar as the information contained in Annex A-2 relates to the
Mortgage Loans sold by the Seller hereunder), Annex B to the Free Writing
Prospectus entitled "Certain

                                       15

Characteristics Regarding Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Free Writing Prospectus, entitled "Structural and
Collateral Term Sheet" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the diskette which accompanies the Free Writing Prospectus (insofar as such diskette is consistent with Annex A-1, Annex A-2 and/or Annex B), and the following sections of the
Free Writing Prospectus (only to the extent that any such information relates to the Seller or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans):
"Summary of Offering Prospectus--Relevant Parties--Sponsors/Mortgage Loan
Sellers" and "--The Loan Combination Controlling Parties", "Summary of Offering
Prospectus--The Mortgage Loans and the Mortgaged Real Properties", "Risk
Factors" and "Description of the Mortgage Pool".

            The "Specified Portions" of the Prospectus Supplement shall consist of Annex A-1 thereto, entitled "Certain Characteristics of the Mortgage Loans"
(insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Prospectus Supplement, entitled
"Certain Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the
Seller hereunder), Annex B to the Prospectus Supplement entitled "Certain
Characteristics Regarding Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Prospectus Supplement, entitled "Structural and
Collateral Term Sheet" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the diskette which accompanies the Prospectus Supplement (insofar as such diskette is consistent with Annex A-1, Annex A-2 and/or Annex B), and the following sections of the
Prospectus Supplement (only to the extent that any such information relates to the Seller or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans):
"Summary of Prospectus Supplement--Relevant Parties--Sponsors/Mortgage Loan
Sellers" and "--The Loan Combination Controlling Parties", "Summary of
Prospectus Supplement--The Mortgage Loans and the Mortgaged Real Properties",
"Risk Factors" and "Description of the Mortgage Pool".

            The "Specified Portions" of the Memorandum shall consist of the
Specified Portions of the Prospectus Supplement (as attached as an exhibit to the Memorandum).

            For purposes of this Section 6(d) and this Agreement, the following terms have the meanings set forth below:

            "Free Writing Prospectus" means the Offering Prospectus dated March
14, 2006, and relating to the Publicly-Offered Certificates;

            "Memorandum" means the confidential Private Placement Memorandum dated March 22, 2006, and relating to the Private Certificates;

                                       16

            "Prospectus" means the prospectus dated March 22, 2006.

            "Prospectus Supplement" means the prospectus supplement dated March
22, 2006, that supplements the Prospectus and relates to the Publicly-Offered
Certificates; and

            "Time of Sale" means March 22, 2006, at 2:45PM.

            (e)     Each of: (i) the resolutions of the Seller's board of
directors or a committee thereof authorizing the Seller's entering into the transactions contemplated by this Agreement, (ii) the certificate of incorporation and bylaws of the Seller, and (iii) a certificate of good standing of the Seller issued by the State of Delaware not earlier than thirty (30) days prior to the Closing Date;

            (f)     A written opinion of counsel for the Seller relating to
corporate and enforceability matters (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters, the Initial
Purchasers and each of the Rating Agencies, together with such other written opinions, including as to insolvency matters, as may be required by the Rating
Agencies; and

            (g)     Such further certificates, opinions and documents as the
Purchaser may reasonably request prior to the Closing Date.

            SECTION 7. Costs. Whether or not this Agreement is terminated, both the Seller and the Purchaser shall pay their respective share of the transaction expenses incurred in connection with the transactions contemplated herein as set forth in the closing statement prepared by the Purchaser and delivered to and approved by the Seller on or before the Closing Date, and in the memorandum of understanding to which the Seller and the Purchaser (or an affiliate thereof)
are parties with respect to the transactions contemplated by this Agreement.

            SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 of this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a
pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the UCC of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 of this Agreement shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the
Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts, other than investment earnings (other than investment earnings required by Section 3.19(a) of the
Pooling and Servicing Agreement to offset Prepayment Interest Shortfalls), from time to time held or invested in the Collection

                                       17

Account, the Distribution Account or, if established, the REO Account whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by
Section 1 of this Agreement shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the UCC of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The
Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this
Agreement and the Pooling and Servicing Agreement. The Seller does hereby consent to the filing by the Purchaser of financing statements relating to the transactions contemplated hereby without the signature of the Seller

            SECTION 9. Notice of Exchange Act Reportable Events. The Seller
hereby agrees to deliver to the Purchaser and the Trustee any disclosure information relating to any event, specifically relating to the Seller, reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form) insofar as such disclosure is required under Items 1117 and 1119 of Regulation AB and Item 1.03 to From 8-K. The Seller
shall use reasonable efforts to deliver proposed disclosure language relating to any event, specifically relating to the Seller, described under Items 1117 and
1119 of Regulation AB and Item 1.03 to From 8-K to the Trustee and the Purchaser
as soon as reasonably practicable after the Seller becomes aware of such event and in no event more than two business days following the occurrence of such event if such event is reportable under Item 1.03 to Form 8-K. The obligation of the Seller to provide the above referenced disclosure materials will terminate upon notice or other written confirmation from the Purchaser or the Trustee that the Trustee has filed a Form 15 with respect to the Trust Fund as to that fiscal year in accordance with Section 8.16 of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities
Exchange Act of 1934 have otherwise automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section
9 will be used in the preparation of reports meeting the reporting requirements of the Trust under Section 13(a) and/or Section 15(d) of the Securities Exchange
Act of 1934, as amended.

            SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and sent by facsimile or delivered to the intended recipient at the "Address for Notices"
specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by facsimile or

                                       18

personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 11. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 14. GOVERNING LAW; WAIVER OF TRIAL BY JURY. THIS AGREEMENT
AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO
SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW
YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW
YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. THE PARTIES HERETO
EACH IRREVOCABLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL RIGHT TO
TRIAL BY JURY IN ANY ACTION, CLAIM, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER
BASED ON CONTRACT, TORT OR OTHERWISE) RELATING TO OR ARISING OUT OF THIS
AGREEMENT.

            SECTION 15. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party that obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party that commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

                                       19

            SECTION 16. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 17. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, the Underwriters (as intended third party beneficiaries hereof), the
Initial Purchasers (also as intended third party beneficiaries hereof) and their permitted successors and assigns. This Agreement is enforceable by the
Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            SECTION 18. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party hereto against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, including, without limitation, any defined terms therein, unless the Seller has consented to such amendment or modification in writing.

            SECTION 19. Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement and the Certificate Purchase Agreement.

            SECTION 20. Knowledge. Whenever a representation or warranty or other statement in this Agreement (including, without limitation, Schedule I hereto) is made with respect to a Person's "knowledge," such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

            SECTION 21. Cross-Collateralized Mortgage Loans. Each Crossed Loan
Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans in a Crossed Loan Group shall be the property identified in the Mortgage Loan
Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in
Schedule I hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 21. In addition, if there exists with respect to any Crossed
Loan Group only one original of any

                                       20

document referred to in the definition of "Mortgage File" in this Agreement and covering all the Mortgage Loans in such Crossed Loan Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in
such Crossed Loan Group shall be deemed an inclusion of such original in the
Mortgage File for each such Mortgage Loan.

                                       21

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                SELLER
                                MERRILL LYNCH MORTGAGE LENDING, INC.

                                By:    /s/ David M. Rodgers
                                -----------------------------------------------
                                Name:  David M. Rodgers
                                Title: Vice President

                                Address for Notices:

                                Merrill Lynch Mortgage Lending, Inc.
                                Four World Financial Center
                                250 Vesey Street
                                New York, New York 10080
                                Telecopier No.: (212) 449-3658
                                Telephone No.: (212) 449-3611
                                Attention: David M. Rodgers

                                with a copy to:
                                Robert M. Denicola, Esq.
                                Merrill Lynch Mortgage Investors, Inc.
                                Four World Financial Center
                                250 Vesey Street
                                New York, New York 10080
                                Telecopier No.: (212) 449-7684
                                Telephone No.: (212) 449-2916

                                PURCHASER
                                MERRILL LYNCH MORTGAGE INVESTORS,
                                  INC.

                                By:    /s/ George H. Kok
                                    --------------------------------------
                                Name:  George H. Kok
                                Title: Vice President

                                Address for Notices:

                                Merrill Lynch Mortgage Investors, Inc.
                                Four World Financial Center
                                250 Vesey Street
                                New York, New York 10080
                                Telecopier No.: (212) 449-7684
                                Telephone No.: (212) 449-3611
                                Attention: David M. Rodgers or Director, CMBS
                                Securitization

                                with a copy to:

                                Robert M. Denicola, Esq.
                                Merrill Lynch Mortgage Investors, Inc.
                                Four World Financial Center
                                250 Vesey Street
                                New York, New York 10080
                                Telecopier No.: (212) 449-0265
                                Telephone No.: (212) 449-2916

                      MLML MORTGAGE LOAN PURCHASE AGREEMENT

                                   SCHEDULE I

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES
                       (excluding 1995-C2 Mortgage Loans)

            For purposes of this Schedule I, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal
(and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

            1.      Mortgage Loan Schedule. The information set forth in the
Mortgage Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of
"Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Cut-off Dates for the Mortgage Loans.

            2.      Ownership of Mortgage Loans. Immediately prior to the
transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances
(except for certain servicing rights as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto). The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and
Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing Agreement. The sale of the
Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

            3.      Payment Record. No scheduled payment of principal and/or
interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such Mortgage Loan in March 2006, without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent in the twelve-month period immediately preceding the Due Date for such Mortgage Loan in
March 2006, without giving effect to any applicable grace period.

            4.      Lien; Valid Assignment. Each Mortgage related to and
delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however, to the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate

taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy
(or, if not yet issued, referred to in a pro forma title policy or a "marked-up"
commitment binding upon the title insurer); (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment binding upon the title insurer); (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases
(including subleases) pertaining to the related Mortgaged Property; (f) if such
Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the
Mortgage for another Mortgage Loan contained in the same Crossed Group; and (g)
if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration. The Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property, the Value of the Mortgaged Property or the
current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

            5.    Assignment of Leases and Rents. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Mortgagor described therein, except for Permitted Encumbrances and except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee. The related Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default beyond applicable notice and grace periods. No person other than the related Mortgagor owns any interest in any payments due under the related leases on which the Mortgagor is the landlord, covered by the related
Assignment of Leases.

            6.      Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its

                                       I-2

designee as a part of the related Mortgage File, (a) the related Mortgage
(including any amendments or supplements thereto included in the related
Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related Mortgaged Property nor any material portion thereof has been released from the lien of such
Mortgage and (c) the related Mortgagor has not been released from its obligations under such Mortgage, in whole or in material part. With respect to each Mortgage Loan, since the later of (a) March 6, 2006 and (b) the closing date of such Mortgage Loan, the Seller has not executed any written instrument that (i) impaired, satisfied, canceled, subordinated or rescinded such Mortgage
Loan, (ii) waived, modified or altered any material term of such Mortgage Loan,
(iii) released the Mortgaged Property or any material portion thereof from the lien of the related Mortgage, or (iv) released the related Mortgagor from its obligations under such Mortgage Loan in whole or material part. For avoidance of doubt, the preceding sentence does not relate to any release of escrows by the
Seller or a servicer on its behalf.

            7.      Condition of Property; Condemnation. In the case of each
Mortgage Loan, except as set forth in an engineering report prepared by an independent engineering consultant in connection with the origination of such
Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. As of the Closing Date, the Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. As of the date of origination of each Mortgage Loan and, to the Seller's knowledge, as of the date hereof, (a)
none of the material improvements on the related Mortgaged Property encroach upon the boundaries and, to the extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below or that do not materially and adversely affect the Value or current use of such
Mortgaged Property and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the Value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below.

            8.      Title Insurance. Each Mortgaged Property securing a Mortgage
Loan is covered by an American Land Title Association (or an equivalent form of)
lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy or a "marked up" commitment binding on the title insurer) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted
Encumbrances, except that in the case of a Mortgage Loan as to which the related
Mortgaged Property is made up of more than one parcel of property, each of which is secured by a separate Mortgage, such Mortgage (and therefore the related
Title Policy) may be in an amount less than the original principal amount of the
Mortgage Loan, but is not less than the allocated amount of

                                       I-3

subject parcel constituting a portion of the related Mortgaged Property. Such
Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy.
Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) inures to the benefit of the Trustee as sole insured without the consent of or notice to the insurer. Such Title Policy contains no exclusion for whether, or it affirmatively insures (unless the related Mortgaged
Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

            9.      No Holdback. The proceeds of each Mortgage Loan have been
fully disbursed (except in those cases where the full amount of the Mortgage
Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts documented as part of the Mortgage Loan documents and the rights to which are transferred to the Trustee, pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

            10.     Mortgage Provisions. The Mortgage Loan documents for each
Mortgage Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in representation 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged
Property of the principal benefits of the security intended to be provided thereby, including, without limitation, judicial or non-judicial foreclosure or similar proceedings (as applicable for the jurisdiction where the related
Mortgaged Property is located). None of the Mortgage Loan documents contains any provision that expressly excuses the related Mortgagor from obtaining and maintaining insurance coverage for acts of terrorism.

            11.     Trustee under Deed of Trust. If the Mortgage for any
Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are or will become payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

            12.     Environmental Conditions. Except in the case of the
Mortgaged Properties identified on Annex B hereto (as to which properties the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials and lead-based paint), (a) an environmental site assessment meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an

                                       I-4

independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage
Loan, (b) the report of each such assessment, update or screen, if any (an
"Environmental Report"), is dated no earlier than (or, alternatively, has been updated within) twelve (12) months prior to the date hereof, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d) either:
(i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related
Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Mortgagor and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the Value of the related Mortgaged
Property, (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Mortgagor, or other responsible party, provided a "no further action" letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation,
(E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related
Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require investigation or remediation by the related Mortgagor under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan documents for each Mortgage Loan require the related Mortgagor to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on Annex C hereto is covered by a secured creditor environmental insurance policy and each such policy is noncancellable during its term, is in the amount at least equal to
125% of the principal balance of the Mortgage Loan, has a term ending no sooner than the date which is five years after the maturity date of the Mortgage Loan to which it relates and either does not provide for a

                                       I-5

deductible or the deductible amount is held in escrow and all premiums have been paid in full. Each Mortgagor represents and warrants in the related Mortgage
Loan documents that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or affiliate thereof)
has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, out-of-pocket expenses and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan.

            13.     Loan Document Status. Each Mortgage Note, Mortgage, and each other agreement executed by or on behalf of the related Mortgagor with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or one form of action law or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i)
bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations underlying applicable securities laws, to the extent that such public policy considerations limit the enforceability of provisions that purport to provide indemnification from liabilities under applicable securities laws, and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

            14.     Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance
(or the equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged
Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent

                                       I-6

commercial mortgage lenders for properties of similar types. Each Mortgaged
Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months
(or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V), and flood insurance was available, a flood insurance policy is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of: (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis,
(2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable federal flood insurance program. Each Mortgaged Property located in California or in seismic zones 3 and
4 is covered by seismic insurance to the extent such Mortgaged Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. Each Mortgaged Property located within
Florida or within 25 miles of the coast of North Carolina, South Carolina,
Georgia, Alabama, Mississippi, Louisiana or Texas is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on such Mortgaged Property (less physical depreciation). All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without at least ten (10)
days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from
S&P or Moody's of not less than A-minus (or the equivalent), or from A.M. Best
Company of not less than "A-minus: V" (or the equivalent) and, if rated by
Fitch, of not less than "A-" from Fitch (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan documents require that the related
Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged
Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan;
and provided, further, that, if the related Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in representation
18 below).

                                       I-7

            Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

            15.     Taxes and Assessments. There are no delinquent property
taxes or assessments or other outstanding charges affecting any Mortgaged
Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            16.     Mortgagor Bankruptcy. No Mortgagor under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            17.     Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related
Mortgagor at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a
Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming use or structure, the related Mortgaged
Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged Property).

            18.     Leasehold Estate. If any Mortgage Loan is secured by the
interest of a Mortgagor as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee
Interest"), then:

            (i)     such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such
      Ground Lease, the lessor thereunder has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease;

                                       I-8

            (ii)    the related lessee's leasehold interest in the portion of
      the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted
      Encumbrances;

            (iii)   upon foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground
      Lease has not been terminated and all amounts owed thereunder have been paid;

            (iv)    such Ground Lease is in full force and effect, and, to the
      Seller's knowledge, no material default has occurred under such Ground
      Lease;

            (v)     such Ground Lease requires the lessor thereunder to give
      notice of any default by the lessee to the mortgagee under such Mortgage
      Loan; and such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

            (vi)    the mortgagee under such Mortgage Loan is permitted a
      reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

            (vii)   such Ground Lease either (i) has an original term which
      extends not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan, or (ii) has an original term which does not end prior to the 5th anniversary of the Stated Maturity Date of such Mortgage Loan and has extension options that are exercisable by the lender upon its taking possession of the Mortgagor's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage
      Loan;

            (viii)  such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Mortgagor, unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee that is susceptible to cure by the mortgagee under such Ground Lease following notice thereof from the lessor;

            (ix)    under the terms of such Ground Lease and the related
      Mortgage or related Mortgage Loan documents, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties) with respect to the leasehold interest will be applied either
      (i) to the repair or restoration of all or part of the related Mortgaged
      Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses
      (except in such cases where

                                       I-9

      a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

            (x)     such Ground Lease does not impose any restrictions on
      subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the related Mortgaged
      Property is located at the time of the origination of such Mortgage Loan;
      and

            (xi)    such Ground Lease provides that (i) it may not be amended, modified, cancelled or terminated without the prior written consent of the mortgagee under such Mortgage Loan, and (ii) any such action without such consent is not binding on such mortgagee, its successors or assigns.

            19.     Qualified Mortgage. Each Mortgage Loan is a "qualified
mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury
Regulations Section 1.860G-2(a) (but without regard to the rule in Treasury
Regulations Section 1.860G-2(a)(3) or Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances). Each
Mortgage Loan is directly secured by an interest in real property (within the meaning of Treasury Regulations Section 1.856-3(c) and 1.856-3(d)), and either
(1) the fair market value of the interest in real property which secures such
Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage
Loan at the time the Mortgage Loan was (a) originated or modified (within the meaning of Treasury Regulations Section 1.860G-2(b)(1)) or (b) contributed to the Trust Fund, or (2) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect an interest in real property and such interest in real property was the only security for the Mortgage Loan at the time such Mortgage Loan was originated or modified. For purposes of the previous sentence, the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is in parity with the Mortgage
Loan.

            20.     Advancement of Funds. In the case of each Mortgage Loan,
neither the Seller nor, to the Seller's knowledge, any prior holder of such
Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged
Property (other than (a) amounts paid by the tenant as specifically provided under a related lease or by the property manager or (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses incurred in connection with the origination and funding of the Mortgage Loan), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            21.     No Equity Interest, Equity Participation or Contingent
Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related

                                      I-10

Mortgagor, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD
Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such
Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

            22.     Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Mortgagor under any
Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

            23.     Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the
Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The related Mortgage Loan documents require the Mortgagor under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

            24.     No Mechanics' Liens. As of the date of origination, each
Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) was free and clear of any and all mechanics' and materialmen's liens that were prior or equal to the lien of the related Mortgage and that were not bonded or escrowed for or covered by title insurance. As of the Closing Date, to the Seller's knowledge: (i) each Mortgaged Property securing a Mortgage Loan
(exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            25.     Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

            26.     Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a

                                      I-11

representation of the related Mortgagor at the time of origination of such
Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the related Mortgagor, the related lessee, franchise or operator was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

            27.     Cross-Collateralization. No Mortgage Loan is
cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective Mortgages recorded on the related Mortgaged Properties with respect to such Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

            28.     Releases of Mortgaged Properties. No Mortgage Note or
Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (i)
payment in full of all amounts due under the related Mortgage Loan or (ii)
delivery of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), in connection with a defeasance of the related Mortgage Loan; provided that the
Mortgage Loans that are Crossed Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and provided, further, that certain Crossed Groups or individual
Mortgage Loans secured by multiple parcels may permit the related Mortgagor to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates; and provided, further, that any
Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

            29.     Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act. To the Seller's knowledge, the provisions of each such Mortgage Loan, if any, permitting defeasance are only for the purpose of facilitating the disposition of a Mortgaged Property and are not part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

            30.     Defeasance and Assumption Costs. If any Mortgage Loan
permits defeasance, then the related Mortgage Loan documents provide that the related Mortgagor is responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including
Rating Agency fees. If any Mortgage Loan permits assumptions, then the related
Mortgage Loan documents provide that the related Mortgagor is

                                      I-12

responsible for all reasonable costs and expenses associated with an assumption incurred by the related mortgagee.

            31.     Fixed Rate Loans. Each Mortgage Loan bears interest at a
rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

            32.     Inspection. The Seller or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding twelve (12) months.

            33.     No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the
Mortgage Note or Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

            34.     Due-on-Sale. The Mortgage, Mortgage Note or loan agreement for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage
Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage
Loan, transfers among existing members, partners or shareholders in the
Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgage Loans or multi-property Mortgage Loans, transfers among co-Mortgagors, transfers of worn-out or obsolete furniture, furnishings and equipment or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

            35.     Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-off Date Balance of $5,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose
Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged
Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates (except to the extent required by

                                      I-13

any cash management provisions of the related Mortgage Loan documents) except on an arm's-length basis.

            36.     Whole Loan. Each Mortgage Loan is a whole loan and not a
participation  interest in a mortgage loan.

            37.     Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related
Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

            38.     ARD Loans. Each ARD Loan requires scheduled monthly payments of principal and/or interest. If any ARD Loan is not paid in full by its
Anticipated Repayment Date, and assuming it is not otherwise in default, (i) the rate at which such ARD Loan accrues interest will increase by at least two (2)
percentage points and (ii) the related Mortgagor is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related
Mortgaged Property shall be deposited directly into a designated account controlled by the applicable servicer.

            39.     Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording (or submitted to a title company for filing and/or recording pursuant to escrow instructions), in all places necessary to perfect (to the extent that the filing or recording of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Mortgagor granted under the related Mortgage. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid security interest in all items of personal property owned by the related Mortgagor which are material to the conduct in the ordinary course of the Mortgagor's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more UCC financing statements covering such personal property have been filed and/or recorded (or have been sent for filing or recording or submitted for filing and/or recording to a title company pursuant to escrow instructions) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing or recording of a UCC financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and, subject to the limitations and exceptions set forth in representation 13 hereof, binding assignment thereof from the relevant assignor to the Trustee. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing or recording of UCC Financing Statements are required in order to effect such perfection.

            40.     Prepayment Premiums and Yield Maintenance Charges.
Prepayment Premiums and Yield Maintenance Charges payable with respect to each
Mortgage Loan, if any,

                                      I-14

constitute "customary prepayment penalties" within meaning of Treasury
Regulations Section 1.860G-1(b)(2).

            41.     Commencement of Amortization. Unless such Mortgage Loan
provides for interest only payments prior to its Stated Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date, each Mortgage Loan begins to amortize prior to its Stated Maturity Date or, in the case of an ARD
Loan, prior to its Anticipated Repayment Date.

            42.     Servicing Rights. Except as provided in the Pooling and
Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith which will remain in effect after the Closing Date.

            43.     Recourse. The related Mortgage Loan documents contain
provisions providing for recourse against the related Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, for damages, liabilities, expenses or claims sustained in connection with the
Mortgagor's fraud, material (or, alternatively, intentional) misrepresentation, waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation awards. The related Mortgage Loan documents contain provisions pursuant to which the related
Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

            44.     Assignment of Collateral. There is no material collateral
securing any Mortgage Loan that is not being assigned to the Purchaser.

            45.     Fee Simple Interest. Unless such Mortgage Loan is secured in whole or in material part by a Ground Lease and is therefore the subject of representation 18, the interest of the related Mortgagor in the Mortgaged
Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon, except for any portion of such Mortgaged Property
(identified on Annex D) that consists of a leasehold estate that is not a material ground lease, which ground lease is not the subject of representation
18.

            46.     Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage
Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

                                      I-15

            47.     Operating Statements. In the case of each Mortgage Loan, the related Mortgage or another Mortgage Loan document requires the related
Mortgagor, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly operating statements and rent rolls
(if there is more than one tenant) for the related Mortgaged Property and annual financial statements of the related Mortgagor, and with such other information as may be required therein.

            48.     Grace Period. With respect to each Mortgage Loan, the
related Mortgage, Mortgage Note or loan agreement provides a grace period for delinquent monthly payments no longer than fifteen (15) days from the applicable
Due Date or five (5) days from notice to the related Mortgagor of the default.

            49.     Disclosure to Environmental Insurer. If the Mortgaged
Property securing any Mortgage Loan identified on Annex C as being covered by a secured creditor policy, then the Seller:

            (i)     has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the
Seller's possession or are otherwise known to the Seller; or

            (ii)    has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

            50.     No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

            51.     Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

            52.     Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged
Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the
Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as
adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in
effect on the date the Mortgage Loan was originated.

            53.     Origination of the Mortgage Loans. The Seller originated all of the Mortgage Loans.

                                      I-16

                             ANNEX A (TO SCHEDULE I)

                EXCEPTIONS TO THE REPRESENTATIONS AND WARRANTIES

Representation #2-Ownership of Mortgage Loans
--------------------------------------------------------------------------------
LOAN
NUMBER   LOAN NAME            DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------
         60 State Street      The Mortgage Loan that will be included in the
                              trust is, together with another mortgage loan also
                              included in the trust with which it is pari passu
                              in right of payment, a senior loan in a multiple
                              loan structure comprised of multiple mortgage
                              loans, all of which (whether or not included in
                              the trust) are secured by the same mortgage
                              instrument and are cross-defaulted.

--------------------------------------------------------------------------------
         119 North 4th        The Mortgage Loan that will be included in the
         Street               trust is a senior loan in a multiple loan
                              structure comprised of two mortgage loans, each of
                              which (whether or not included in the trust) is
                              secured by the same mortgage instrument and is
                              cross-defaulted with the other.

--------------------------------------------------------------------------------
         Kenwood Towne        The Mortgage Loan that will be included in the
         Center               trust is a senior loan in a multiple loan
                              structure comprised of two mortgage loans, each of
                              which (whether or not included in the trust) is
                              secured by the same mortgage instrument and is
                              cross-defaulted with the other.

--------------------------------------------------------------------------------

Representation #4- Lien; Valid Assignment
--------------------------------------------------------------------------------
LOAN
NUMBER   LOAN NAME            DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------
         60 State Street      The Mortgage Loan that will be included in the
                              trust is, together with another mortgage loan also
                              included in the trust with which it is pari passu
                              in right of payment, a senior loan in a multiple
                              loan structure comprised of multiple mortgage
                              loans, all of which (whether or not included in
                              the trust) are secured by the same mortgage
                              instrument and are cross-defaulted.

--------------------------------------------------------------------------------
         119 North 4th        The Mortgage Loan that will be included in the
         Street               trust is a senior loan in a multiple loan
                              structure comprised of two mortgage loans, each of
                              which (whether or not included in the trust) is
                              secured by the same mortgage instrument and is
                              cross-defaulted with the other.

--------------------------------------------------------------------------------
         Kenwood Towne        The Mortgage Loan that will be included in the
         Center               trust is a senior loan in a multiple loan
                              structure comprised of two mortgage loans, each of
                              which (whether or not included in the trust) is
                              secured by the same mortgage instrument and is
                              cross-defaulted with the other.

--------------------------------------------------------------------------------
         Ashford Pool 2,      With respect to one property for Ashford Pool 2
                              and three

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Ashford Pool 3       properties for Ashford Pool 3 comprising the
                              Mortgaged Property, an affiliate of Marriott
                              International, Inc. serves as manager of the
                              Mortgaged Property and, pursuant to the applicable
                              management agreements, maintains escrow reserve
                              accounts for payment of taxes and insurance, and
                              for replacement of furniture, fixtures and
                              equipment. The lender does not have a security
                              interest in these escrow accounts held by the
                              manager.

--------------------------------------------------------------------------------

         Galileo NXL          Two of the tenants at the Brice Park,
         Retail Portfolio 3   Reynoldsburg, Ohio property have the option to
                              purchase the respective parcel it currently
                              leases, the exercise of which is permitted subject
                              to the satisfaction of certain conditions.

                              One of the tenants at the Northside Plaza, Dalton,
                              Georgia property has the option to purchase the
                              parcel it currently leases in the event the
                              landlord terminates the lease due to casualty. The
                              Mortgage Loan documents require the related
                              borrower to obtain the lender's consent prior to
                              taking any action which would enable the tenant to
                              exercise such purchase option.

--------------------------------------------------------------------------------
         John R. Wood         The tenant has an option to purchase the mortgaged
         Realty               property in the 9th year of its 10 year lease. If
                              the option is exercised the related borrower must
                              either (i) fully defease the loan or (ii) if the
                              option is exercised after the lockout period,
                              prepay the loan in full.

--------------------------------------------------------------------------------

Representation #6- Mortgage Status; Waivers and Modifications
--------------------------------------------------------------------------------
LOAN
NUMBER   LOAN NAME            DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------
         60 State Street      The Mortgage Loan that will be included in the
                              trust is, together with another mortgage loan also
                              included in the trust with which it is pari passu
                              in right of payment, a senior loan in a multiple
                              loan structure comprised of multiple mortgage
                              loans, all of which (whether or not included in
                              the trust) are secured by the same mortgage
                              instrument and are cross-defaulted.

                              The security interest created by the related
                              mortgage and any separate security instrument and
                              the assignment of leases are for the benefit of
                              the holder of the Mortgage Loan included in the
                              trust and the holders of the other mortgage loan,
                              not included in the trust.

                              The related Loan Combination Intercreditor
                              Agreement had not been completed by March 6, 2006.

--------------------------------------------------------------------------------
         119 North 4th        The Mortgage Loan that will be included in the
         Street               trust is a senior loan in a multiple loan
                              structure comprised of two mortgage loans, each of
                              which (whether or not included in the trust) is
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              secured by the same mortgage instrument and is
                              cross-defaulted with the other.

                              The security interest created by the related
                              mortgage and any separate security instrument and
                              the assignment of leases are for the benefit of
                              the holder of the Mortgage Loan included in the
                              trust and the holders of the other mortgage loan,
                              not included in the trust.

--------------------------------------------------------------------------------
         Kenwood Towne        The Mortgage Loan that will be included in the
         Center               trust is a senior loan in a multiple loan
                              structure comprised of two mortgage loans, each of
                              which (whether or not included in the trust) is
                              secured by the same mortgage instrument and is
                              cross-defaulted with the other.

                              The security interest created by the related
                              mortgage and any separate security instrument and
                              the assignment of leases are for the benefit of
                              the holder of the Mortgage Loan included in the
                              trust and the holders of the other mortgage loan,
                              not included in the trust.

--------------------------------------------------------------------------------
         Galileo NXL Retail   At origination, the Mortgage Loan was
         Portfolio 3          cross-collateralized and cross-defaulted with two
                              other loans secured by similar properties. The
                              Mortgage Loan is no longer cross-collateralized
                              and cross-defaulted with the two other loans
                              pursuant to a cross release notice dated December
                              5, 2005 in the case of one loan and a cross
                              release notice dated immediately prior to the sale
                              of the Mortgage Loan hereunder in the case of the
                              other loan.

--------------------------------------------------------------------------------
         Radisson Forth       The documentation regarding the release of one of
         Worth                the hotel towers and the conversion of the hotel
                              franchise had not been completed by March 6, 2006.

--------------------------------------------------------------------------------

Representation #7-Condition of Property; Condemnation
--------------------------------------------------------------------------------
LOAN
NUMBER   LOAN NAME            DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------
         60 State Street      The mortgaged property is subject to the
                              acquisition of temporary and permanent easements
                              from the Massachusetts Bay Transportation
                              Authority for the construction, maintenance and
                              operation of a new headhouse which is part of the
                              Blue Line Modernization State Street
                              Rehabilitation. There is a Memorandum of
                              Understanding with respect to these matters.

--------------------------------------------------------------------------------

Representation #8-Title Insurance
--------------------------------------------------------------------------------
LOAN
NUMBER   LOAN NAME            DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------
         60 State Street      The Mortgage Loan that will be included in the
                              trust is, together with another mortgage loan also
                              included in the trust with which it is pari passu
                              in right of payment, a senior loan in a

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              multiple loan structure comprised of multiple
                              mortgage loans, all of which (whether or not
                              included in the trust) are secured by the same
                              mortgage instrument and are cross-defaulted.

                              Only the right title and interest of the Seller in
                              the mortgage loan identified on the Mortgage Loan
                              Schedule is being conveyed to the Purchaser.

--------------------------------------------------------------------------------
         119 North 4th        The Mortgage Loan that will be included in the
         Street               trust is a senior loan in a multiple loan
                              structure comprised of two mortgage loans, each of
                              which (whether or not included in the trust) is
                              secured by the same mortgage instrument and is
                              cross-defaulted with the other.

                              Only the right title and interest of the Seller in
                              the mortgage loan identified on the Mortgage Loan
                              Schedule is being conveyed to the Purchaser.

--------------------------------------------------------------------------------
         Kenwood Towne        The Mortgage Loan that will be included in the
         Center               trust is a senior loan in a multiple loan
                              structure comprised of two mortgage loans, each of
                              which (whether or not included in the trust) is
                              secured by the same mortgage instrument and is
                              cross-defaulted with the other.

                              Only the right title and interest of the Seller in
                              the mortgage loan identified on the Mortgage Loan
                              Schedule is being conveyed to the Purchaser.

--------------------------------------------------------------------------------

Representation #10-Mortgage Provisions
--------------------------------------------------------------------------------
LOAN
NUMBER   LOAN NAME            DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------
         Ashford Pool 2,      With respect to one property for Ashford 2 and
         Ashford Pool 3       three properties for Ashford 3 comprising the
                              Mortgaged Property, the Mortgage Loan documents
                              require the Mortgagors to maintain insurance
                              coverage for acts of terrorism, however, the
                              Mortgage Loan documents also specify that so long
                              as Marriott International, Inc. or any affiliate
                              thereof ("Marriott") is managing the Mortgaged
                              Property, the related Mortgagors are participating
                              in Marriott's insurance programs in accordance
                              with the applicable management agreements and no
                              default is continuing under any such management
                              agreement beyond applicable notice and cure
                              periods, the insurance provisions set forth in the
                              Marriott management agreements shall control and
                              govern any inconsistent provisions in the Mortgage
                              Loan documents. The Marriott management agreements
                              require terrorism insurance to be maintained (if
                              excluded under the casualty insurance maintained
                              pursuant to the management agreements) as
                              available under the Terrorism Risk Insurance

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Act (as the same may be amended or replaced) or if
                              such Act is no longer available to the extent such
                              coverage is available at commercially reasonable
                              terms.

--------------------------------------------------------------------------------
         East Thunderbird     The Loan Documents provide that the related
         Square               borrower shall only be obligated to purchase as
                              much terrorism insurance coverage as is available
                              at a rate not to exceed two times the cost as of
                              the date of a separate insurance policy providing
                              such coverage.

--------------------------------------------------------------------------------
         Sprint Data Center   If any of the policies of insurance covering the
                              risks required to be covered under the Mortgage
                              Loan documents contains an exclusion from coverage
                              for acts of terrorism, Mortgagor shall obtain and
                              maintain a separate policy providing such coverage
                              in the event of any act of terrorism, provided
                              such coverage is commercially available for
                              properties similar to the Mortgaged Property and
                              located in or around the region in which the
                              Mortgaged Property is located.

--------------------------------------------------------------------------------

Representation #12-Environmental Conditions
--------------------------------------------------------------------------------
LOAN
NUMBER   LOAN NAME            DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------
         119 North 4th        There is an above ground storage tank located in
         Street               the basement of the mortgaged property. At
                              origination the related borrower was required to
                              deposit $40,000 in a reserve account with the
                              lender to be released to the borrower provided
                              that the borrower delivers evidence to the lender
                              of the tank's removal within a specified time
                              frame. In the event the tank is not so removed the
                              reserve account will be held by the lender as
                              additional security for the loan.

--------------------------------------------------------------------------------
         Galileo NXL          In the Mortgage Loan documents, Mortgagors
         Retail Portfolio 3   represent and warrant that:
                              (A) except as may be disclosed in the
                              environmental reports provided to Lender, there
                              are no claims, liabilities, investigations,
                              litigation, administrative proceedings, pending or
                              to the knowledge of the Mortgagors, threatened, or
                              judgments or orders relating to any hazardous
                              materials (collectively, "Environmental Claims")
                              asserted or, to the knowledge of the Mortgagors,
                              threatened against any Mortgagor or relating to
                              any Property and except as disclosed in the
                              environmental reports delivered to Lender prior to
                              the closing of the Mortgage Loan, no Mortgagor
                              nor, to the knowledge of the Mortgagors, any other
                              Person has caused or permitted any hazardous
                              materials to be used, generated, reclaimed,
                              transported, released, treated, stored or disposed
                              of in a manner which could form the basis for an
                              Environmental Claim against any Mortgagor or
                              relating to any Property; (B) except as disclosed
                              in the environmental reports delivered to Lender
                              prior to the closing of the Mortgage

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Loan , except for materials customarily used or
                              stored in connection with operation and management
                              of properties similar to the Properties, which
                              materials at the Properties exist only in legal
                              quantities and are stored, contained, transported,
                              used, released, and disposed of legally and
                              without violation of any Environmental Laws, to
                              the knowledge of the Mortgagors, no hazardous
                              materials are or were stored or otherwise located,
                              and no underground storage tanks or surface
                              impoundments are or were located, on any Property
                              or any other real property currently or formerly
                              owned, leased or operated by any Mortgagor, or to
                              the knowledge of the Mortgagors, on adjacent
                              parcels of real property, and no part of such real
                              property, or to the knowledge of the Mortgagors,
                              no part of such adjacent parcels of real property,
                              including the groundwater located therein or there
                              under, is presently contaminated by hazardous
                              materials; and (C) to the knowledge of the
                              Mortgagors, except as may be set forth in the
                              environmental reports, the Mortgagors have been
                              and are currently in compliance in all material
                              respects with all applicable Environmental Laws,
                              including obtaining and maintaining in effect all
                              material permits, licenses or other authorizations
                              required by applicable Environmental Laws.

                              "Environmental Laws" means any Federal, state, or
                              local law, ordinance or regulation or any court
                              judgment or order of any Federal, state or local
                              agency or regulatory body applicable to Mortgagor
                              or to any Property relating to industrial hygiene
                              or to environmental or unsafe conditions
                              including, but not limited to, those relating to
                              the generation, manufacture, storage, handling,
                              transportation, disposal, release, emission or
                              discharge of hazardous material, those in
                              connection with the construction, fuel supply,
                              power generation and transmission, waste disposal
                              or any other operations or processes relating to
                              any Property, and those relating to the
                              atmosphere, soil, surface and ground water,
                              wetlands, stream sediments and vegetation on,
                              under, in or about any Property. "Environmental
                              Laws" also shall include, but not be limited to,
                              the Comprehensive Environmental Response,
                              Compensation and Liability Act, the Hazardous
                              Materials Transportation Act, the Resource
                              Conservation and Recovery Act, the Solid Waste
                              Disposal Act, the Clean Water Act, the Clean Air
                              Act, the Toxic Substance Control Act, the Safe
                              Drinking Water Act and the Occupational Safety and
                              Health Act, and all regulations adopted in respect
                              to the foregoing laws.

                              The indemnity does not cover any losses,
                              liabilities, obligations, claims, damages,
                              penalties, causes of action, fines and
                              out-of-pocket costs or expenses arising solely
                              from the gross

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              negligence or willful misconduct of the mortgagee.
                              The indemnity does not cover claims to the extent
                              occurring after the date of transfer of title to
                              the related Mortgaged Property to any indemnified
                              party by foreclosure, deed-in-lieu thereof, the
                              exercise of any power of sale or otherwise;
                              provided that the indemnitors can prove that such
                              claim did not arise from any hazardous materials
                              which existed on, in, under or affecting such
                              Mortgaged Property prior to transfer date.

--------------------------------------------------------------------------------

Representation #14-Insurance
--------------------------------------------------------------------------------
LOAN
NUMBER   LOAN NAME            DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------
         60 State Street      The loan documents provide that the required
                              coverage shall be issued by one or more primary
                              insurers having a claims-paying ability of "A" or
                              better (excluding earthquake and terrorism
                              insurance) or its equivalent by each of the rating
                              agencies, or a syndicate of insurers through which
                              at least 75% of the coverage by primary insurers
                              (if there are four (4) or fewer members of the
                              syndicate) or at least 60% of the coverage by
                              primary insurers (if there are five (5) or more
                              members of the syndicate) is with carriers having
                              claims-paying ability ratings of "A" or better
                              (provided that the first layer of coverage shall
                              be issued by an insurer having a claims-paying
                              ability of "A" or better and all such carriers
                              shall have claims-paying ability ratings of not
                              less than "BBB-", "Baa3" or the equivalent by each
                              of the rating agencies), or, subject to the
                              mortgagor's prior receipt of a rating confirmation
                              (i.e., confirmation in writing from each
                              applicable rating agency that no downgrade,
                              qualification or withdrawal of any rating shall
                              occur), a claims-paying ability less that the
                              foregoing; and notwithstanding the foregoing,
                              Seller has approved the layer of insurance
                              provided by Real State Insurance Corporation and
                              its ratings on the closing date of the loan.

--------------------------------------------------------------------------------
         Ashford Pool 2,      With respect to one property in Ashford 2 and
         Ashford Pool 3       three properties in Ashford 3 comprising the
                              Mortgaged Property, the Mortgage Loan documents
                              specify that so long as Marriott International,
                              Inc. or any affiliate thereof ("Marriott") is
                              managing the Mortgaged Property, the related
                              Mortgagors are participating in Marriott's
                              insurance programs in accordance with the
                              applicable management agreements and no default is
                              continuing under any such management agreement
                              beyond applicable notice and cure periods, the
                              insurance provisions set forth in the Marriott
                              management agreements shall control and govern any
                              inconsistent provisions in the Mortgage Loan
                              documents. The management agreements provide that
                              Marriott, in its discretion and provided certain
                              other conditions are satisfied, may

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              maintain the specified insurance on behalf of the
                              related Mortgagors.

--------------------------------------------------------------------------------
         East Thunderbird     The Loan Documents provide that the related
         Square               borrower shall only be obligated to purchase as
                              much terrorism insurance coverage as is available
                              at a rate not to exceed two times the cost as of
                              the date of a separate insurance policy providing
                              such coverage.

--------------------------------------------------------------------------------
         Endicott             The mortgaged property is a condominium unit and
         Apartments           the loan documents provide that the condominium
                              association may insure the mortgaged property so
                              long as the coverage is in compliance with the
                              condominium documents and the loan documents.

--------------------------------------------------------------------------------
         Galileo NXL          Other than with respect to D&O Insurance, an
         Retail Portfolio 3   insurance company shall not be satisfactory unless
                              such insurance company (a) is licensed or
                              authorized to issue insurance in the State where
                              the Property is located and (b) has a claims
                              paying ability rating by the rating agencies of
                              AA- (or its equivalent). Notwithstanding the
                              foregoing, a carrier which does not meet the
                              foregoing ratings requirement shall nevertheless
                              be deemed acceptable hereunder provided that such
                              carrier is reasonably acceptable to Lender and the
                              Borrower shall obtain and deliver to Lender a
                              rating confirmation with respect to such carrier
                              from each of the rating agencies, provided,
                              however, if any required insurance coverage is
                              maintained by a syndicate of insurers, the
                              preceding ratings requirements shall be deemed
                              satisfied (without any required rating
                              confirmation) as long as at least seventy five
                              percent (75%) of the coverage (if there are four
                              or fewer members of the syndicate) or at least
                              sixty percent (60%) of the coverage (if there are
                              five or more members of the syndicate) is
                              maintained with carriers meeting the claims-paying
                              ability ratings requirements by S&P and Moody's
                              (if applicable) set forth above and all carriers
                              in such syndicate have a claims-paying ability
                              rating by S&P of not less than "BBB" and by
                              Moody's of not less than "Baa2" (to the extent
                              rated by Moody's).

--------------------------------------------------------------------------------
         Kenwood Towne        The Kenwood Towne Center Loan requires Borrower to
         Center               obtain flood hazard insurance in an amount equal
                              to the lesser of (i) the outstanding principal
                              balance of the Note or (ii) the maximum amount of
                              such insurance available under the National Flood
                              Insurance Act of 1968, the Flood Disaster
                              Protection Act of 1973 or the National Flood
                              Insurance Reform Act of 1994.

                              The Kenwood Towne Center Loan requires Borrower to
                              obtain earthquake insurance, provided the Property
                              is located in seismic zone 3 or 4, with coverage
                              amounts of not less than the product of the
                              "Probable Maximum Loss" applicable to the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Property, as set forth in the seismic report
                              satisfactory to Lender prepared by a seismic
                              engineer or other qualified consultant, multiplied
                              by the replacement cost of the Improvements as
                              such replacement cast may be reasonably estimated
                              by Lender, and with a deducible not to exceed 5%
                              of the total insured value at risk.

                              RATINGS CRITERIA:

                              1. Borrower will maintain the (i) workers'
                              compensation, motor vehicle liability and
                              earthquake insurance coverage pursuant to policies
                              issued by either (A) one or more financially sound
                              and responsible insurance companies authorized to
                              do business in the state in which the Property is
                              located and having a claims paying ability rating
                              of "A" or better by S&P or (B) a syndicate of
                              insurers through which (1) at least fifty percent
                              (50%) of claims coverage shall be with one or more
                              carriers having a claims-paying-ability rating by
                              A.M. Best of "A-X" or better, (2) subject to the
                              requirement set forth in Section 6.1(b)(ii)(B)(1)
                              of the Loan Agreement, at least ninety percent
                              (90%) of claims coverage (inclusive of the
                              coverage provided by carriers described in (1)
                              above) shall be with one or more carriers having a
                              claims paying ability rating by A.M. Best of
                              "A-VIII" or better, (3) the balance of the
                              coverage not to exceed ten percent (10%) of claims
                              coverage is with one or more carriers having a
                              claims paying ability rating by A.M. Best of
                              "A-VII" or better and (4) provided, further, with
                              regard to any insurance carrier which has a
                              claims-paying-ability rating by A.M. Best of less
                              than "A-X" such carrier may not represent more
                              than five percent (5%) of the total earthquake
                              insurance.

                              2. Borrower will maintain the commercial general
                              liability insurance coverage with either (A) one
                              or more other domestic primary insurers having or
                              a syndicate of insurers through which at least
                              sixty percent (60%) of the coverage is with
                              carriers having a claims-paying-ability rating by
                              S&P not lower than "A", at least seventy-five
                              percent (75%) of the coverage (including, for the
                              purposes of such calculation, the carriers which
                              are rated not lower than "A") is with carriers
                              having a claims-paying-ability rating by S&P not
                              lower than "BBB" or (B) one or more carriers
                              having a claims paying ability rating by A.M. Best
                              of "A/X" or better.

                              3. Except as set forth in clauses (1) and (2)
                              above, Borrower will maintain (1) the insurance
                              coverage described in Section 6.1(a) of the Loan
                              Agreement with either (A) one or more financially
                              sound and responsible insurance companies

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              authorized to do business in the state in which
                              the Property is located and having a
                              claims-paying-ability rating by S&P not lower than
                              "A" or (B) a syndicate of insurers through which
                              at least seventy-five percent (75%) of the
                              coverage (if there are 4 or fewer members of the
                              syndicate) or at least 60% of the coverage (if
                              there are 5 or more members of the syndicate) is
                              with carriers having a claims-paying-ability
                              rating by S&P not lower than "A" and the balance
                              of the coverage is, in each case, with insurers
                              having a claims-paying-ability rating by S&P of
                              not lower than "BBB", provided that in each case,
                              the first loss risk is borne by the carriers
                              having a claims-paying-rating by S&P of not lower
                              than "A", and (2) the flood hazard insurance
                              coverage described in Section 6.1(a)(i) of the
                              Loan Agreement with any insurance company
                              authorized by the United States government to
                              issue such insurance provided such flood hazard
                              insurance is reinsured by the United States
                              government.

--------------------------------------------------------------------------------
         Sprint Data Center   Mortgagor shall obtain and maintain, or shall
                              cause Sprint Communications Company, L.P., a
                              Delaware limited partnership ("Sprint"), to
                              maintain (to the extent Mortgagor may do so under
                              its lease with Sprint, as amended (the "Sprint
                              Lease"), insurance for Mortgagor and the Mortgaged
                              Property providing for the coverage required under
                              the Mortgage Loan documents.

                              Provided no default shall exist under the Sprint
                              Lease, and further provided that the tenant under
                              the Sprint Lease shall maintain a credit rating
                              issued by Standard & Poor's of "BB" or better (or
                              an equivalent rating issued by another nationally
                              recognized rating agency reasonably acceptable to
                              lender), such tenant shall be permitted to
                              self-insure with respect to the coverage required
                              under the Mortgage Loan documents in strict
                              accordance with the terms of the Sprint Lease, and
                              such self-insurance shall be deemed to satisfy the
                              insurance requirements of the Mortgage Loan
                              documents.

                              If any portion of the improvements on the
                              Mortgaged Property is currently or at any time in
                              the future located in a federally designated
                              "special flood hazard area," Mortgagor shall
                              obtain flood insurance in an amount equal to the
                              lesser of (i) the outstanding principal balance of
                              the Mortgage Note or (ii) the maximum amount of
                              such insurance available under the National Flood
                              Insurance Act of 1968, the Flood Disaster
                              Protection Act of 1973 or the National Flood
                              Insurance Reform Act of 1994, as each may be
                              amended or such greater amount as lender shall
                              require.

--------------------------------------------------------------------------------
         Walgreen's           The tenant may self-insure if they meet the
                              specified conditions.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Freemont,            As the tenant is self-insuring at this time a
         Walgreen's Chula     separate terrorism insurance policy was not
         Vista                required.

--------------------------------------------------------------------------------

Representation #17-Local Law Compliance
--------------------------------------------------------------------------------
LOAN
NUMBER   LOAN NAME            DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------
         Danovitz             The mortgaged property is legally non-conforming.
         Portfolio-Duff       The building encroaches into the required 20 foot
         Office Center        setback by approximately 11.5 feet. Parking is
                              deficient by 9 spaces. L&O insurance was obtained.

--------------------------------------------------------------------------------
         GN Resound           The zoning letter for the mortgaged property
                              indicates the property violates applicable
                              landscaping, screening, parking and fire route
                              regulations. A plan has been submitted to the
                              municipality to address the landscaping and
                              screening violations and is under review. The loan
                              documents require the mortgagor to deliver to the
                              lender evidence of the resolution of all such
                              violations within 60 days of closing.

--------------------------------------------------------------------------------

Representation #18-Leasehold Estate
--------------------------------------------------------------------------------
LOAN
NUMBER   LOAN NAME            DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------
         60 State Street      The ground lease provides that the lender may
                              obtain a new lease for the remainder of the term
                              of the ground lease if the lender succeeds to the
                              related borrower's rights or if the related
                              borrower's rights have been extinguished; however
                              the ground lease does not explicitly provide that
                              rejection or disaffirmance of the ground lease in
                              bankruptcy court or under similar laws will
                              entitle the lender to obtain a new lease.

--------------------------------------------------------------------------------
         Encino Valley        A portion of the parking for Building A of the
         Shopping Center      mortgaged property is a ground lease interest.
                              Building A is legally nonconforming for parking
                              requirements so the ground lease parking is
                              required only if the rebuildability threshold of
                              75% is exceeded in a Building A casualty. The
                              ground lease does not provide for a new lease with
                              the lender in the event of a termination or
                              bankruptcy.

                              The term of the lease does not extend 20 years
                              past stated loan maturity. It extends exactly 10
                              years.

--------------------------------------------------------------------------------
         Galileo NXL          The Mortgage Loan is secured in part by a
         Retail Portfolio 3   Leasehold Mortgage at the Fashion Corner property.
                              As to representation 18(i), a memorandum with
                              respect to the original Ground Lease has been
                              recorded. As to representation 18(v), the Ground
                              Lease requires lessor thereunder to give the
                              leasehold mortgagee written notice of any event of
                              default which with the giving of notice or lapse
                              of time, or both, would otherwise entitle lessor
                              to

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              regain possession or to institute an action for
                              possession, or to re-enter the demised premises,
                              or to terminate the Ground Lease, but not that a
                              notice of termination is ineffective unless a copy
                              has been delivered to the leasehold mortgagee.

--------------------------------------------------------------------------------
         Kenwood Towne        The ground lease provides that the lender may
         Center               obtain a new lease for any reason provided that
                              lender has succeeded to borrower's rights or the
                              related borrower's rights under the ground lease
                              are extinguished; however the ground lease does
                              not explicitly provide that rejection or
                              disaffirmance of the ground lease in bankruptcy
                              court or under similar laws will entitle the
                              lender to a new lease.

                              The ground lease does not provide that any
                              modification or amendment without the lender's
                              consent is not binding on the lender.

--------------------------------------------------------------------------------
         Trainer's Station    The Mortgage Loan is secured in part by a
         Shopping Center      leasehold mortgage on a small portion of the
                              shopping center which contains parking. The ground
                              lease does not provide that insurance proceeds
                              will be paid to the tenant/mortgagor to restore
                              the property or pay down the mortgage loan.

--------------------------------------------------------------------------------

Representation #22-Legal Proceedings
--------------------------------------------------------------------------------
LOAN
NUMBER   LOAN NAME            DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------
         135 West 27th        The mortgagor is a cooperative corporation and is
         Street               defending a shareholder suit based on a dispute
                              over attempted termination of a proprietary lease,
                              the use of certain premises by a subtenant and
                              alterations to the premises. The suit is currently
                              pending.

--------------------------------------------------------------------------------

Representation #23-Other Mortgage Liens
--------------------------------------------------------------------------------
LOAN
NUMBER   LOAN NAME            DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------
         Crestview            While not specifically referring to rating agency
         Apartments,          fees, the related Mortgage Loan documents require
         Regency              that the Mortgagor pay the lender's costs in
         Apartments, Hilton   connection with the related Mortgagor seeking the
         Garden Inn-          lender's consent to an encumbrance.
         Oxnard,

--------------------------------------------------------------------------------
         60 State Street      The Mortgage Loan that will be included in the
                              trust is, together with another mortgage loan also
                              included in the trust with which it is pari passu
                              in right of payment, a senior loan in a multiple
                              loan structure comprised of multiple mortgage
                              loans, all of which (whether or not included in
                              the trust) are secured by the same mortgage
                              instrument and are cross-defaulted.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         119 North 4th        The Mortgage Loan that will be included in the
         Street               trust is a senior loan in a multiple loan
                              structure comprised of two mortgage loans, each of
                              which (whether or not included in the trust) is
                              secured by the same mortgage instrument and is
                              cross-defaulted with the other.

--------------------------------------------------------------------------------
         Kenwood Towne        The Mortgage Loan that will be included in the
         Center               trust is a senior loan in a multiple loan
                              structure comprised of two mortgage loans, each of
                              which (whether or not included in the trust) is
                              secured by the same mortgage instrument and is
                              cross-defaulted with the other.

--------------------------------------------------------------------------------
         Sprint Data Center   Mortgagor covenanted and agreed to pay or
                              reimburse lender upon receipt of written notice
                              from lender for all reasonable costs and expenses
                              (including reasonable attorneys' fees and
                              disbursements) incurred by lender in connection
                              with, among other things, (except as otherwise
                              provided for in the Mortgage Loan documents) the
                              negotiation, preparation, execution, delivery and
                              administration of any consents, amendments,
                              waivers or other modifications to the Mortgage
                              Loan documents and any other documents or matters
                              reasonably requested by lender.

--------------------------------------------------------------------------------

Representation #26-Licenses and Permits
--------------------------------------------------------------------------------
LOAN
NUMBER   LOAN NAME            DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------
         Airport Square       The mortgagor will provide a certificate of
         Shopping Center      occupancy for several tenant spaces post-closing.

--------------------------------------------------------------------------------
         Danovitz Portfolio-  The certificates of occupancy were not available.
         Duff Office Center,  The loan documents require them to be delivered
         Danovitz Portfolio-  within 6 months of closing. The guarantor is
         Parkway East         liable for any related losses.

--------------------------------------------------------------------------------
         South Virginia       The mortgagor will provide a certificate of
         Plaza                occupancy for several tenant spaces post-closing
                              upon such tenants taking occupancy of such spaces.
                              With respect to each such certificate, a reserve
                              fund was established which requires an estoppel
                              evidencing, among other things, the issuance of
                              the certificate for release.

--------------------------------------------------------------------------------

Representation #28-Releases of Mortgaged Properties
--------------------------------------------------------------------------------
LOAN
NUMBER   LOAN NAME            DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------
         Ashford Pool 3       The east tower of the Ft. Worth, TX property may
                              be released from the lien of the Mortgage Loan
                              upon the satisfaction of certain conditions,
                              including, inter alia, the conversion from a
                              Radisson franchise to a Hilton franchise, which
                              has been approved by the Seller and will be
                              effective April 1, 2006.

--------------------------------------------------------------------------------
         Galileo NXL Retail   Parcel releases are permitted upon the
                              satisfaction of certain

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Portfolio 3          conditions specified in the loan documents. In
                              addition, with respect to Brice Park Property, two
                              tenants at the property have the option to
                              purchase the parcel that it currently leases. The
                              loan documents permit the borrower to release such
                              parcel from the lien of the mortgage in connection
                              with the exercise of such purchase option or right
                              of first refusal upon the satisfaction of certain
                              conditions specified in the loan documents.

--------------------------------------------------------------------------------

Representation #30- Defeasance and Assumption Costs
--------------------------------------------------------------------------------
LOAN
NUMBER   LOAN NAME            DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------
         Crestview            While not specifically referring to rating agency
         Apartments,          fees, the related Mortgage Loan documents require
         Regency              that the Mortgagor pay the lender's costs in
         Apartments, Hilton   connection with a defeasance.
         Garden Inn-Oxnard

--------------------------------------------------------------------------------
         Galileo NXL          The transfer provisions of the Mortgage Loan
         Retail Portfolio 3   documents do not explicitly provide for the
                              payment of Lender's fees relating to transfers.
                              However, the Mortgage Loan documents provide that
                              whether or not the transactions contemplated
                              thereby shall be consummated, except as otherwise
                              expressly provided in Article X to the loan
                              agreement for the Mortgage Loan, the Mortgagors
                              shall be liable for and agrees to promptly pay all
                              reasonable fees, costs and expenses incurred by
                              Lender in connection with any matters contemplated
                              by or arising out of the loan agreement, including
                              the following, and all such fees, costs and
                              expenses shall be part of the Obligations, payable
                              on demand: (A) reasonable fees, costs and expenses
                              (including reasonable attorneys' fees, and
                              reasonable fees of other professionals retained by
                              Lender) incurred in connection with the
                              examination, review, due diligence investigation,
                              documentation and closing of the financing
                              arrangements evidenced by the Mortgage Loan
                              documents; (B) reasonable fees, costs and expenses
                              (including reasonable attorneys' fees and fees of
                              other professionals retained by Lender) incurred
                              in connection with the administration of the
                              Mortgage Loan documents and the Mortgage Loan and
                              any amendments, modifications and waivers relating
                              thereto; (C) reasonable fees, costs and expenses
                              (including reasonable attorneys' fees) incurred in
                              connection with the review, documentation,
                              negotiation, closing and administration of any
                              subordination or intercreditor agreements; and (D)
                              reasonable fees, costs and expenses (including
                              attorneys' fees and fees of other professionals
                              retained by Lender) incurred in any action to
                              enforce or interpret the Mortgage Loan documents
                              or to collect

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              any payments due from any Mortgagor under the
                              Mortgage Loan documents or incurred in connection
                              with any refinancing or restructuring of the
                              credit arrangements provided under the Mortgage
                              Loan documents, whether in the nature of a
                              "workout" or in connection with any insolvency or
                              bankruptcy proceedings or otherwise.".

--------------------------------------------------------------------------------

Representation #34-Due-on-Sale
--------------------------------------------------------------------------------
LOAN
NUMBER   LOAN NAME            DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------
         Ashford Pool 2,      Transfers of less than 49% of the equity interests
         Ashford Pool 3       in Mortgagor are permitted. Provided that no event
                              of default has occurred and is continuing,
                              transfers of more than 49% of the equity interests
                              in Mortgagor are permitted upon satisfaction of
                              certain specified conditions and so long as (a)
                              prior to any secondary market transaction, lender
                              shall have consented to such transfer, such
                              consent not to be unreasonably withheld or
                              delayed, and (b) after any secondary market
                              transaction, Mortgagor shall have delivered (or
                              shall have caused to be delivered) to lender
                              written confirmation from each of the rating
                              agencies rating any securities issued in
                              connection with a secondary market transaction
                              that such transfer will not result in a downgrade,
                              withdrawal or qualification of any such
                              securities.

                              Provided that no event of default has occurred and
                              is continuing, the sale of all (but not fewer than
                              all) of the Mortgaged Properties to another party
                              shall be permitted upon satisfaction of certain
                              specified conditions and so long as (a) prior to
                              any secondary market transaction, lender shall
                              have consented to such transfer, such consent not
                              to be unreasonably withheld or delayed, and (b)
                              after any secondary market transaction, Mortgagor
                              shall have delivered (or shall have caused to be
                              delivered) to lender written confirmation from
                              each of the rating agencies rating any securities
                              issued in connection with a secondary market
                              transaction that such transfer will not result in
                              a downgrade, withdrawal or qualification of any
                              such securities.

--------------------------------------------------------------------------------
         Galileo NXL Retail   The Mortgage Loan documents permit, without the
         Portfolio 3          consent of the holder of the Mortgage, other
                              transfers and sales of all or any portion of the
                              Mortgaged Property and of interests in any or all
                              of the related Mortgagors upon satisfaction of
                              certain conditions set forth in the Mortgage Loan
                              documents.

--------------------------------------------------------------------------------
         Kenwood Towne
         Center                              54.  The Kenwood Loan Agreement
                              permits the sale or conveyance of the property
                              pursuant to the
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              conditions set forth in section 5.2.12 of the
                              Kenwood Loan Agreement, which include, but are not
                              limited to the following: (i) the transferee is a
                              special purpose entity, (ii) prior to the sale of
                              conveyance, no Event of Default shall have
                              occurred and be continuing, (iii) Borrower shall
                              deliver a new nonconsolidation opinion, (iv) the
                              transferee executes an assumption of all the
                              obligations of Borrower under the Kenwood Loan
                              Agreement and shall deliver legal opinions and
                              title endorsements as requested by Lender.

                              The Kenwood Loan Agreement permits the transfer or
                              sale of controlling interests in Borrower to third
                              parties who satisfy the conditions set forth in
                              Section 5.2.12 of the Loan Agreement, which
                              include, but are not limited to the following: (i)
                              after giving effect to such transfer not less than
                              50% of the equity interests in Borrower are owned,
                              directly or indirectly, by a Permitted Owner (as
                              defined in the Kenwood Loan Agreement), (ii) prior
                              to the sale of conveyance, no Event of Default
                              shall have occurred and be continuing and (iii)
                              Borrower shall deliver a new nonconsolidation
                              opinion.

--------------------------------------------------------------------------------
         Sprint Data Center   The Mortgage Loan documents permit transfers of
                              interests in the Mortgagor in connection with,
                              among other things, (a) any issuance, sale or
                              transfer of interests in Inland Western Retail
                              Real Estate Trust, Inc., a Maryland corporation,
                              or any successor entity resulting from any merger
                              permitted under the Mortgage Loan documents, or
                              (b) the merger of Inland Western Retail Real
                              Estate Trust, Inc. with any of the following
                              entities: Inland Retail Real Estate Trust, Inc., a
                              Maryland corporation; Inland Real Estate
                              Corporation, a Maryland corporation; Inland Real
                              Estate Investment Corporation, a Delaware
                              corporation; Inland American Real Estate Trust,
                              Inc., a Maryland corporation; any other real
                              estate investment trust sponsored by Inland Real
                              Estate Investment Corporation, or any other entity
                              composed entirely of any of the foregoing;
                              provided, however, (i) lender shall receive not
                              less than thirty (30) days prior written notice of
                              any such proposed merger, (ii) the net worth of
                              the entity surviving such merger shall equal or
                              exceed the net worth of the Inland Western Retail
                              Real Estate Trust, Inc. immediately prior to such
                              merger, and (iii) immediately following such
                              merger, the entity surviving the merger shall be
                              publicly traded.

                              On and after the date that is twelve (12) months
                              following the origination of the Mortgage Loan,
                              Mortgagor shall not withhold its consent to a
                              transfer of the Mortgaged Property provided that,
                              among other things, (a) the transferee of the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Mortgaged Property shall be a Single Purpose
                              Entity (as defined in the Mortgage Loan
                              documents), (b) if requested by lender, receipt of
                              confirmation from each Rating Agency that such
                              proposed transfer will not result in a
                              downgrading, withdrawal or qualification of the
                              then current rating of any of the securities
                              issued pursuant to a securitization of the
                              Mortgage Loan, (c) no event of default shall have
                              occurred and be continuing, (d) if Inland Pacific
                              Property Services, LLC, a Delaware limited
                              liability company, does not act as the property
                              manager of the Mortgaged Property, then the
                              property manager of the Mortgaged Property must be
                              a Qualifying Manager (as defined in the Mortgage
                              Loan documents).

                                             1.   On and after the date that is
                              twelve (12) months following the origination of
                              the Mortgage Loan, Mortgagor shall not withhold
                              its consent to, and shall not charge an assumption
                              fee in connection with, (a) a transfer of up to,
                              in the aggregate, forty-nine percent (49%) of the
                              direct or indirect ownership interests in
                              Mortgagor, or (b) a transfer of greater than
                              forty-nine percent (49%) of the direct or indirect
                              ownership interest in Mortgagor, provided that,
                              among other things, such transfer is to an entity
                              (i) with a net worth of $200,000,000 or more, (ii)
                              with sufficient experience (determined by lender
                              in its reasonable discretion) in the ownership and
                              management of properties similar to the Mortgaged
                              Property, and (iii) which owns or manages office
                              properties containing at least 1,000,000 square
                              feet of gross leasable area.

                              Mortgagor, without the consent of lender, may
                              grant easements, restrictions, covenants,
                              reservations and rights of way in the ordinary
                              course of business for access, parking, water and
                              sewer lines, telephone and telegraph lines,
                              electric lines and other utilities or for other
                              similar purposes, provided that no transfer,
                              conveyance or encumbrance shall materially impair
                              the utility and operation of the Mortgaged
                              Property or materially adversely affect the value
                              of the Mortgaged Property or the net operating
                              income of the Mortgaged Property.

--------------------------------------------------------------------------------
         Plaza at             The loan documents permit certain transfers to
         Hurstbourne          tenants in common provided each tenant in common
                              executes the lender's assumption agreement and the
                              related principal executes the lender's form of
                              indemnity for the acts of such tenant in common.

--------------------------------------------------------------------------------

Representation #35-Single Purpose Entity

--------------------------------------------------------------------------------
LOAN
NUMBER   LOAN NAME            DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------
         Hilton Garden Inn-   The mortgagor is an SPE but owned and sold a
         Oxnard               property prior to acquiring the mortgaged
                              property.

--------------------------------------------------------------------------------
         Sprint Data Center   The Mortgage Loan documents do not specifically
                              require Mortgagor to maintain its own records and
                              books and accounts separate and apart from any
                              other person. However, the Mortgage Loan documents
                              do require, among other things, Mortgagor to
                              maintain its balance sheets, operating statements
                              and other entity documents separate from any other
                              person and do not permit Mortgagor's assets to be
                              listed as assets on the financial statement of any
                              other entity except as required or permitted by
                              applicable accounting principles acceptable to
                              lender, consistently applied; provided, however,
                              that (i) any such consolidated financial statement
                              shall contain a note indicating that it maintains
                              separate balance sheets and operating statements
                              for the Mortgagor and the Mortgaged Property, or
                              (ii) if such person is controlled by Inland
                              Western Retail Real Estate Trust, Inc., then such
                              person may be included in the consolidated
                              financial statement of Inland Western Retail Real
                              Estate Trust, Inc., provided such consolidated
                              financial statement contains a note indicating
                              that it maintains separate financial records for
                              each person controlled by Inland Western Retail
                              Real Estate Trust, Inc.

--------------------------------------------------------------------------------

Representation #36-Whole Loan
--------------------------------------------------------------------------------
LOAN
NUMBER   LOAN NAME            DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------
         60 State Street      The Mortgage Loan that will be included in the
                              trust is, together with another mortgage loan also
                              included in the trust with which it is pari passu
                              in right of payment, a senior loan in a multiple
                              loan structure comprised of multiple mortgage
                              loans, all of which (whether or not included in
                              the trust) are secured by the same mortgage
                              instrument and are cross-defaulted.

--------------------------------------------------------------------------------
         119 North 4th        The Mortgage Loan that will be included in the
         Street               trust is a senior loan in a multiple loan
                              structure comprised of two mortgage loans, each of
                              which (whether or not included in the trust) is
                              secured by the same mortgage instrument and is
                              cross-defaulted with the other.

--------------------------------------------------------------------------------
         Kenwood Towne        The Mortgage Loan that will be included in the
         Center               trust is a senior loan in a multiple loan
                              structure comprised of two mortgage loans, each of
                              which (whether or not included in the trust) is
                              secured by the same mortgage instrument and is
                              cross-defaulted with the other.

--------------------------------------------------------------------------------

Representation #37-Tax Parcels
--------------------------------------------------------------------------------
LOAN
NUMBER   LOAN NAME            DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------
         Desert Glen          The mortgaged property constitutes more than one
                              tax lot. The mortgagor is obligated under the loan
                              documents to obtain a separate tax lot
                              identification number for the mortgaged property.

--------------------------------------------------------------------------------
         Galileo NXL Retail   At the Fashion Corner property, the ground lease
         Portfolio 3          for the parking does not have a separate tax lot.

--------------------------------------------------------------------------------

Representation #39-Security Interests
--------------------------------------------------------------------------------
LOAN
NUMBER   LOAN NAME            DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------
         60 State Street      The Mortgage Loan that will be included in the
                              trust is, together with another mortgage loan also
                              included in the trust with which it is pari passu
                              in right of payment, a senior loan in a multiple
                              loan structure comprised of multiple mortgage
                              loans, all of which (whether or not included in
                              the trust) are secured by the same mortgage
                              instrument and are cross-defaulted.

                              The security interests created by the related UCC
                              financing statement are for the benefit of the
                              holder of the Mortgage Loan that will be included
                              in the trust and the holders of the mortgage loans
                              that will not be included in the trust.

--------------------------------------------------------------------------------
         119 North 4th        The Mortgage Loan that will be included in the
         Street               trust is a senior loan in a multiple loan
                              structure comprised of two mortgage loans, each of
                              which (whether or not included in the trust) is
                              secured by the same mortgage instrument and is
                              cross-defaulted with the other.

                              The security interests created by the related UCC
                              financing statement are for the benefit of the
                              holder of the Mortgage Loan that will be included
                              in the trust and the holders of the mortgage loans
                              that will not be included in the trust.

--------------------------------------------------------------------------------
         Kenwood Towne        The Mortgage Loan that will be included in the
         Center               trust is a senior loan in a multiple loan
                              structure comprised of two mortgage loans, each of
                              which (whether or not included in the trust) is
                              secured by the same mortgage instrument and is
                              cross-defaulted with the other.

                              The security interests created by the related UCC
                              financing statement are for the benefit of the
                              holder of the Mortgage Loan that will be included
                              in the trust and the holders of the mortgage loans
                              that will not be included in the trust.

--------------------------------------------------------------------------------

Representation #43-Recourse
--------------------------------------------------------------------------------
LOAN
NUMBER   LOAN NAME            DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------
         60 State Street      The environmental indemnity was only executed by
                              the mortgagor and it does not cover waste.

--------------------------------------------------------------------------------
         Crestview            The related Mortgage Loan documents provide for
         Apartments,          recourse for damages, liabilities, expenses or
         Regency              claims in connection with the Borrower's
         Apartments, Hilton   intentional misconduct or gross negligence with
         Garden Inn-          respect to waste.
         Oxnard, Victory
         Plaza, 17525
         Ventura Blvd, La
         Reina Plaza, 6221
         Wilshire Blvd

--------------------------------------------------------------------------------
         Ashford Pool 2,      Limitations on recourse against Mortgagor
         Ashford Pool 3       contained in the Mortgage Loan documents shall not
                              (a) impair the right of lender to bring suit for
                              and recover against any person any damages,
                              losses, expenses, liabilities or costs resulting
                              from fraud, willful misrepresentation, waste of
                              all or any portion of any Mortgaged Property, or
                              wrongful removal or disposal of all or any portion
                              of any Mortgaged Property by any person in
                              connection with the Mortgage Loan documents, (b)
                              impair the right of lender to bring suit for and
                              recover against any person with respect to any
                              misappropriation of security deposits or rents
                              collected more than one (1) month in advance and
                              (c) impair the right of lender to obtain insurance
                              proceeds or condemnation proceeds due to lender
                              pursuant to the Mortgage Loan documents.

--------------------------------------------------------------------------------
         Sprint Data Center   The Mortgage Loan documents provide for recourse
                              against the Mortgagor for damages, liabilities,
                              expenses or claims sustained by lender in
                              connection with, among other things, Mortgagor's
                              material physical waste of the Mortgaged Property.

--------------------------------------------------------------------------------
         Plaza at             The mortgagor is 26 tenants in common. With
         Hurstbourne          respect to the environmental indemnity, the
                              principal of each tenant in common, along with the
                              principal of the sponsor, has executed a standard
                              environmental indemnity covering the acts of all
                              tenants in common. With respect to the guaranty of
                              recourse carve-outs only, the principal of the
                              sponsor has executed a guaranty for standard
                              recourse carve-outs of all tenants in common. The
                              principals of each tenant in common have executed
                              such guaranties with respect to the actions of
                              themselves and their related tenant in common
                              entity only.

--------------------------------------------------------------------------------

Representation #47- Operating Statements
--------------------------------------------------------------------------------
LOAN
NUMBER   LOAN NAME            DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------
         Crestview            The related Mortgage Loan documents require annual
         Apartments,          operating statements and rent roll "and such other
         Regency              information as may be requested."
         Apartments, Hilton
         Garden Inn-Oxnard

--------------------------------------------------------------------------------

                             ANNEX B (TO SCHEDULE I)

MORTGAGED PROPERTIES AS TO WHICH THE ONLY ENVIRONMENTAL INVESTIGATIONS CONDUCTED
   IN CONNECTION WITH THE ORIGINATION OF THE RELATED MORTGAGE LOAN WERE WITH
         RESPECT TO ASBESTOS-CONTAINING MATERIALS AND LEAD-BASED PAINT.

                               (REPRESENTATION 12)

None.

                             ANNEX C (TO SCHEDULE I)

                   MORTGAGE LOANS COVERED BY SECURED CREDITOR
                        ENVIRONMENTAL INSURANCE POLICIES

                           (REPRESENTATIONS 12 AND 49)

None.

                             ANNEX D (TO SCHEDULE I)

                 GROUND LEASES NOT COVERED BY REPRESENTATION 18

                               (REPRESENTATION 45)

None.

                                   SCHEDULE II

   MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES FOR THE 1995-C2 MORTGAGE LOANS

            For purposes of this Schedule I, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal
(and subject to the assumptions set forth in the appraisal) performed in connection with the acquisition of the related Mortgage Loan by the Seller.

            1.      Mortgage Loan Schedule. The information set forth in the
Mortgage Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of
"Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Cut-off Dates for the Mortgage Loans.

            2.      Ownership of Mortgage Loans. Immediately prior to the
transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances
(except for certain servicing rights as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto). The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and
Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing Agreement. The sale of the
Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

            3.      Payment Record. No scheduled payment of principal and/or
interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such Mortgage Loan in March 2006, without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent in the twelve-month period immediately preceding the Due Date for such Mortgage Loan in
March 2006, without giving effect to any applicable grace period.

            4.      Lien; Valid Assignment. Each Mortgage related to and
delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however, to the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties; (b) covenants, conditions and restrictions, rights of way, easements and

other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment binding upon the title insurer);
(c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment binding upon the title insurer); (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related
Mortgaged Property; (f) if such Mortgage Loan constitutes a Cross-Collateralized
Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Group; and (g) if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration. The
Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property, the Value of the
Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

            5.      Assignment of Leases and Rents. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Mortgagor described therein, except for Permitted Encumbrances and except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee. The related Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default beyond applicable notice and grace periods. No person other than the related Mortgagor owns any interest in any payments due under the related leases on which the Mortgagor is the landlord, covered by the related
Assignment of Leases.

            6.      Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been

impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related
Mortgagor has not been released from its obligations under such Mortgage, in whole or in material part. With respect to each Mortgage Loan, since the later of (a) March 6, 2006 and (b) the closing date of such Mortgage Loan, the Seller has not executed any written instrument that (i) impaired, satisfied, canceled, subordinated or rescinded such Mortgage Loan, (ii) waived, modified or altered any material term of such Mortgage Loan, (iii) released the Mortgaged Property or any material portion thereof from the lien of the related Mortgage, or (iv)
released the related Mortgagor from its obligations under such Mortgage Loan in whole or material part. For avoidance of doubt, the preceding sentence does not relate to any release of escrows by the Seller or a servicer on its behalf.

            7.      Condition of Property; Condemnation. The related Mortgaged
Property is, to the Seller's actual knowledge, in good repair and free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of acquisition of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. As of the Closing Date, the Seller has not
received notice and has no actual knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. As of the date of acquisition of each Mortgage Loan and, to the Seller's actual knowledge, as of the date hereof, (a) none of the material improvements on the related Mortgaged Property encroach upon the boundaries and, to the extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below or that do not materially and adversely affect the Value or current use of such Mortgaged
Property and (b) no improvements on adjoining properties encroached upon such
Mortgaged Property so as to materially and adversely affect the Value of such
Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below.

            8.      Title Insurance. Each Mortgaged Property securing a Mortgage
Loan is covered by an American Land Title Association (or an equivalent form of)
lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy or a "marked up" commitment binding on the title insurer) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted
Encumbrances, except that in the case of a Mortgage Loan as to which the related
Mortgaged Property is made up of more than one parcel of property, each of which is secured by a separate Mortgage, such Mortgage (and therefore the related
Title Policy) may be in an amount less than the original principal amount of the
Mortgage Loan, but is not less than the allocated amount of subject parcel constituting a portion of the related Mortgaged Property. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission,

anything that would materially impair the coverage under such Title Policy.
Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) inures to the benefit of the Trustee as sole insured without the consent of or notice to the insurer. Such Title Policy contains no exclusion for whether, or it affirmatively insures (unless the related Mortgaged
Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the acquisition of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

            9.      No Holdback. The proceeds of each Mortgage Loan have been
fully disbursed (except in those cases where the full amount of the Mortgage
Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts documented as part of the Mortgage Loan documents and the rights to which are transferred to the Trustee, pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

            10.     Mortgage Provisions. The Mortgage Loan documents for each
Mortgage Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in representation 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged
Property of the principal benefits of the security intended to be provided thereby, including, without limitation, judicial or non-judicial foreclosure or similar proceedings (as applicable for the jurisdiction where the related
Mortgaged Property is located). None of the Mortgage Loan documents contains any provision that expressly excuses the related Mortgagor from obtaining and maintaining insurance coverage for acts of terrorism.

            11.     Trustee under Deed of Trust. If the Mortgage for any
Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are or will become payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

            12.     Environmental Conditions. Except in the case of the
Mortgaged Properties identified on Annex B hereto (as to which properties the only environmental investigation conducted in connection with the acquisition of the related Mortgage Loan related to asbestos-containing materials and lead-based paint), (a) an environmental site assessment meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged Property securing a Mortgage Loan in connection with the acquisition of such Mortgage Loan, (b) the report of each such assessment, update or screen, if any (an "Environmental Report"), is dated no earlier than
(or, alternatively, has been updated

within) twelve (12) months prior to the date hereof, (c) a copy of each such
Environmental Report has been delivered to the Purchaser, and (d) either: (i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged
Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Mortgagor and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the Value of the related Mortgaged
Property, (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Mortgagor, or other responsible party, provided a "no further action" letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation,
(E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related
Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of acquisition of the related Mortgage Loan, the Seller had no actual knowledge that such responsible party did not have financial resources that were adequate to cure the subject violation in all material respects. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require investigation or remediation by the related
Mortgagor under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan documents for each Mortgage Loan require the related Mortgagor to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each Mortgagor represents and warrants in the related Mortgage Loan documents that, except as set forth in certain environmental reports and to its knowledge, it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials.

            13.     Loan Document Status. Each Mortgage Note, Mortgage, and each other agreement executed by or on behalf of the related Mortgagor with respect to each Mortgage

Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or one form of action law or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations underlying applicable securities laws, to the extent that such public policy considerations limit the enforceability of provisions that purport to provide indemnification from liabilities under applicable securities laws, and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage
Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

            14.     Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance
(or the equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged
Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the acquisition of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V), and flood insurance was available, a flood insurance policy is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of: (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such
Mortgage Loan, and (3) the maximum amount of insurance available under the applicable federal flood insurance program. Each Mortgaged Property located in
California or in seismic zones 3 and 4 is covered by seismic insurance to the extent such Mortgaged Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology

acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. Each Mortgaged Property located within Florida or within 25 miles of the coast of North Carolina, South
Carolina, Georgia, Alabama, Mississippi, Louisiana or Texas is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on such Mortgaged
Property (less physical depreciation). All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced)
without at least ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. With respect to each Mortgage Loan, the related
Mortgage Loan documents require that the related Mortgagor or a tenant of such
Mortgagor maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each Mortgage
Loan provide that proceeds paid under any such casualty insurance policy will
(or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Mortgagor holds a leasehold interest in the related Mortgaged
Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in representation 18 below).

            Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

            15.     Taxes and Assessments. There are no delinquent property
taxes or assessments or other outstanding charges affecting any Mortgaged
Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            16.     Mortgagor Bankruptcy. The Seller has no actual knowledge
that any Mortgagor under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            17.     Local Law Compliance. To the Seller's actual knowledge,
based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located
(including, without limitation, when commercially reasonable, a representation of the related Mortgagor at the time of acquisition of the subject Mortgage Loan), the improvements located on or forming part of each
Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related
Mortgaged Property). In the case of each legal non-conforming use or structure, the related Mortgaged Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged Property).

            18.     Leasehold Estate. If any Mortgage Loan is secured by the
interest of a Mortgagor as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee
Interest"), then:

            (i)     such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such
      Ground Lease, the lessor thereunder has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease;

            (ii)    the related lessee's leasehold interest in the portion of
      the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted
      Encumbrances;

            (iii)   upon foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground
      Lease has not been terminated and all amounts owed thereunder have been paid;

            (iv)    such Ground Lease is in full force and effect, and, to the
      Seller's actual knowledge, no material default has occurred under such
      Ground Lease;

            (v)     such Ground Lease requires the lessor thereunder to give
      notice of any default by the lessee to the mortgagee under such Mortgage
      Loan; and such Ground Lease further provides that no notice of termination given under such Ground Lease is

      effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground
      Lease;

            (vi)    the mortgagee under such Mortgage Loan is permitted a
      reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

            (vii)   such Ground Lease either (i) has an original term which
      extends not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan, or (ii) has an original term which does not end prior to the 5th anniversary of the Stated Maturity Date of such Mortgage Loan and has extension options that are exercisable by the lender upon its taking possession of the Mortgagor's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage
      Loan;

            (viii)  such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Mortgagor, unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee that is susceptible to cure by the mortgagee under such Ground Lease following notice thereof from the lessor;

            (ix)    under the terms of such Ground Lease and the related
      Mortgage or related Mortgage Loan documents, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties) with respect to the leasehold interest will be applied either
      (i) to the repair or restoration of all or part of the related Mortgaged
      Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses
      (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

            (x)     such Ground Lease does not impose any restrictions on
      subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the related Mortgaged
      Property is located at the time of the acquisition of such Mortgage Loan;
      and

            (xi)    such Ground Lease provides that (i) it may not be amended, modified, cancelled or terminated without the prior written consent of the mortgagee under such Mortgage Loan, and (ii) any such action without such consent is not binding on such mortgagee, its successors or assigns.

            19.     Qualified Mortgage. Each Mortgage Loan is a "qualified
mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury
Regulations Section

1.860G-2(a) (but without regard to the rule in Treasury Regulations Section
1.860G-2(a)(3) or Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances). Each Mortgage Loan is directly secured by an interest in real property (within the meaning of Treasury
Regulations Section 1.856-3(c) and 1.856-3(d)), and either (1) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage Loan at the time the
Mortgage Loan was (a) originated or modified (within the meaning of Treasury
Regulations Section 1.860G-2(b)(1)) or (b) contributed to the Trust Fund, or (2)
substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect an interest in real property and such interest in real property was the only security for the Mortgage Loan at the time such Mortgage
Loan was originated or modified. For purposes of the previous sentence, the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is in parity with the Mortgage Loan.

            20.     Advancement of Funds. In the case of each Mortgage Loan, the
Seller has not advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged
Property (other than amounts paid by the tenant as specifically provided under a related lease or by the property manager), for the payment of any amount required by such Mortgage Loan.

            21.     No Equity Interest, Equity Participation or Contingent
Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Mortgagor, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest.

            22.     Legal Proceedings. To the Seller's actual knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Mortgagor under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such
Mortgage Loan or the current ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

            23.     Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's actual knowledge, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage.

            24.     No Mechanics' Liens. As of the Closing Date, to the Seller's
actual knowledge: (i) each Mortgaged Property securing a Mortgage Loan
(exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are

prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            25.     Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

            26.     Licenses and Permits. To the Seller's actual knowledge, as of the date of acquisition of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Mortgagor at the time of acquisition of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related
Mortgaged Property is located customarily performs in the acquisition of comparable mortgage loans, the related Mortgagor, the related lessee, franchisee or operator was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related
Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

            27.     Cross-Collateralization. No Mortgage Loan is
cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective Mortgages recorded on the related Mortgaged Properties with respect to such Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

            28.     Releases of Mortgaged Properties. No Mortgage Note or
Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon payment in full of all amounts due under the related Mortgage Loan; provided that the Mortgage Loans that are Crossed Loans, and the other individual
Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and provided, further, that certain
Crossed Groups or individual Mortgage Loans secured by multiple parcels may permit the related Mortgagor to obtain the release of one or more of the related
Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating
Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates;
and provided, further, that any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

            29.     Defeasance and Assumption Costs. If any Mortgage Loan
permits assumptions, then the related Mortgage Loan documents provide that the related Mortgagor is responsible for all reasonable costs and expenses associated with an assumption incurred by the related mortgagee.

            30.     Fixed Rate Loans. Each Mortgage Loan bears interest at a
rate that remains fixed throughout the remaining term of such Mortgage Loan, except for the imposition of a default rate.

            31.     Inspection. The Seller or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding twelve (12) months.

            32.     No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the
Mortgage Note or Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

            33.     Due-on-Sale. The Mortgage, Mortgage Note or loan agreement for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage
Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage
Loan, transfers among existing members, partners or shareholders in the
Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgage Loans or multi-property Mortgage Loans, transfers among co-Mortgagors, transfers of worn-out or obsolete furniture, furnishings and equipment or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

            34.     Whole Loan. Each Mortgage Loan is a whole loan and not a
participation interest in a mortgage loan.

            35.     Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related
Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

            36.     Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording (or submitted to a title company for filing and/or recording pursuant to escrow instructions), in all places necessary to perfect (to the extent that the filing or recording of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Mortgagor granted under the related Mortgage. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid security interest in all items of personal property owned by the related Mortgagor which are material to the conduct in the ordinary course of the Mortgagor's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases

and security interests to secure revolving lines of credit and similar financing; and (b) one or more UCC financing statements covering such personal property have been filed and/or recorded (or have been sent for filing or recording or submitted for filing and/or recording to a title company pursuant to escrow instructions) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing or recording of a UCC financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and, subject to the limitations and exceptions set forth in representation 13 hereof, binding assignment thereof from the relevant assignor to the Trustee. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing or recording of UCC Financing Statements are required in order to effect such perfection.

            37.     Prepayment Premiums and Yield Maintenance Charges.
Prepayment Premiums and Yield Maintenance Charges payable with respect to each
Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

            38.     Commencement of Amortization. Unless such Mortgage Loan
provides for interest-only payments prior to its Stated Maturity Date, each
Mortgage Loan begins to amortize prior to its Stated Maturity Date.

            39.     Servicing Rights. Except as provided in the Pooling and
Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith which will remain in effect after the Closing Date.

            40.     Recourse. The related Mortgage Loan documents contain
provisions providing for recourse against the related Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, for damages, liabilities, expenses or claims sustained in connection with the
Mortgagor's fraud, material (or, alternatively, intentional) misrepresentation, waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation awards.

            41.     Assignment of Collateral. There is no material collateral
securing any Mortgage Loan that is not being assigned to the Purchaser.

            42.     Fee Simple Interest. Unless such Mortgage Loan is secured in whole or in material part by a Ground Lease and is therefore the subject of representation 18, the interest of the related Mortgagor in the Mortgaged
Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon, except for any portion of such Mortgaged Property
(identified on Annex D) that consists of a leasehold estate that is not a material ground lease, which ground lease is not the subject of representation
18.

            43.     Escrows. The remaining balances of any escrow deposits are in the possession or under the control of the servicer of the Mortgage Loans.

            44.     Operating Statements. In the case of each Mortgage Loan, the related Mortgage or another Mortgage Loan document requires the related
Mortgagor, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with annual financial statements and rent rolls (if there is more than one tenant) for the related Mortgaged Property.

            45.     Grace Period. With respect to each Mortgage Loan, the
related Mortgage, Mortgage Note or loan agreement provides a grace period for delinquent monthly payments no longer than fifteen (15) days from the applicable
Due Date or five (5) days from notice to the related Mortgagor of the default.

            46.     No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the acquisition of any Mortgage Loan.

            47.     Servicing. Following the acquisition of the Mortgage Loans by the Seller, the servicing and collection practices used with respect to each
Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

            48.     Appraisal. In connection with its acquisition of each
Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged
Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the
Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as
adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in
effect on the date the Mortgage Loan was originated.

                            ANNEX A (TO SCHEDULE II)

                EXCEPTIONS TO THE REPRESENTATIONS AND WARRANTIES
                              FOR THE 1995-C2 LOANS

Representation #12-Environmental Conditions
--------------------------------------------------------------------------------
LOAN     LOAN NAME                          DESCRIPTION OF EXCEPTION
NUMBER
--------------------------------------------------------------------------------
         The Bluffs of Burnsville           There is no specific language in
         Canton Corners Shopping Center     relation to compliance to
         Edmonds Professional Center        Environmental Laws and regulations.
         Glendale K Mart                    There are provisions confirming no
         Harborside Apartments              existing hazardous materials.
         Kennestone Professional Building
         Medical Specialties Building
         Mesa K Mart
         Settlement Apartments.

--------------------------------------------------------------------------------

Representation #14-Insurance
--------------------------------------------------------------------------------
LOAN     LOAN NAME                          DESCRIPTION OF EXCEPTION
NUMBER
--------------------------------------------------------------------------------
         The Bluffs of Burnsville           The Mortgage Loans do not have
         Edmonds Professional Center        terrorism coverage.
         Glendale K Mart
         Harborside Apartments
         Mesa K Mart

--------------------------------------------------------------------------------

Representation #23-Other Mortgage Liens
--------------------------------------------------------------------------------
LOAN     LOAN NAME                          DESCRIPTION OF EXCEPTION
NUMBER
--------------------------------------------------------------------------------
         The Bluffs of Burnsville           The Mortgage Loans prohibit the
         Canton Corners Shopping Center     Mortgaged Property to be encumbered
         Glendale K Mart                    by any mortgage lien junior to or of
         Kennestone Professional Building   equal priority without the lender's
         Medical Specialties Building       prior consent.
         Mesa K Mart
         Settlement Apartments
         Watson Business Center.

--------------------------------------------------------------------------------
         Harborside Apartments              The Mortgage Loans prohibit the
                                            Mortgaged Property to be encumbered
                                            by any mortgage

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            lien junior to or of equal priority
                                            without the lender's prior consent.

                                            There appears to be existing
                                            subordinate lien : i) Mortgage from
                                            Inland Harbor Side Limited
                                            Partnership to Inland Real Estate
                                            Corporation to secure the originally
                                            stated indebtedness of $3,452,200
                                            and any other amount payable under
                                            the terms dated September 1, 1985
                                            and recorded September 5, 1985 on
                                            Reel 1790, Image 1513 as Document
                                            No. 5842165.

--------------------------------------------------------------------------------
         Edmonds Professional Center        The Mortgage Loans prohibit the
                                            Mortgaged Property to be encumbered
                                            by any mortgage lien junior to or of
                                            equal priority without the lender's
                                            prior consent.

                                            There appears to be existing
                                            subordinate liens :
                                            i) Deed of Trust between Mark T,.
                                            Hanson, Robert B. Bettis, Roger B.
                                            Olsson, Pacific Northwest title
                                            Company of Snohomish County and
                                            Cascade Bank dated December 12,
                                            2002, recording no. 200212160360;
                                            and
                                            ii) Deed of Trust between Edmonds
                                            Professional Center and Pacific
                                            Northwest Title Company of Snohomish
                                            County and Cascade Bank dated August
                                            26, 2005, recording no.
                                            200508260706.

--------------------------------------------------------------------------------

Representation #39-Security Interests
--------------------------------------------------------------------------------
LOAN     LOAN NAME                          DESCRIPTION OF EXCEPTION
NUMBER
--------------------------------------------------------------------------------
         Kennestone Professional Building   The Mortgage Loan specifically
                                            excludes the borrower's medical
                                            practice including any personal
                                            property or fixtures used in
                                            connection with the medical practice
                                            conducted on the mortgaged premises,
                                            from being a security interest or
                                            encumbrance on the loan.

--------------------------------------------------------------------------------

Representation #40-Recourse
--------------------------------------------------------------------------------
LOAN     LOAN NAME                          DESCRIPTION OF EXCEPTION
NUMBER
--------------------------------------------------------------------------------
         The Bluffs of Burnsville,          The recourse provision in the
         Harborside Apartments.             Mortgage does not contain the word
                                            "waste".

--------------------------------------------------------------------------------
         Edmonds Professional Center,       There are no recourse provisions
         Medical Specialties Building       contained in the Mortgage

--------------------------------------------------------------------------------

                            ANNEX B (TO SCHEDULE II)

MORTGAGED PROPERTIES AS TO WHICH THE ONLY ENVIRONMENTAL INVESTIGATIONS CONDUCTED
   IN CONNECTION WITH THE ORIGINATION OF THE RELATED MORTGAGE LOAN WERE WITH
         RESPECT TO ASBESTOS-CONTAINING MATERIALS AND LEAD-BASED PAINT.

                               (REPRESENTATION 12)

None.

                            ANNEX C (TO SCHEDULE II)

                                   [RESERVED]

                            ANNEX D (TO SCHEDULE II)

                 GROUND LEASES NOT COVERED BY REPRESENTATION 18

                               (REPRESENTATION 42)

Canton Corners Shopping Center.

                                  SCHEDULE III

                             MORTGAGE LOAN SCHEDULE

                                   [Attached]

MLCFC 2006-1:  MORTGAGE LOAN SCHEDULE
MERRILL LYNCH

                                                                                           PROPERTY
   LOAN #     PROPERTY NAME                                                    ORIGINATOR  TYPE
   ------     -------------                                                    ----------  ----

      1       Galileo NXL Retail Portfolio 3                                      MLML     Retail
    1.01      San Dimas Plaza                                                     MLML     Retail
    1.02      The Crossing at Fry Road                                            MLML     Retail
    1.03      Brice Park                                                          MLML     Retail
    1.04      Fashion Corner                                                      MLML     Retail
    1.05      Bristol Plaza                                                       MLML     Retail
    1.06      Jones Plaza                                                         MLML     Retail
    1.07      McKinley Plaza                                                      MLML     Retail
    1.08      Green River Plaza                                                   MLML     Retail
    1.09      Stratford Commons                                                   MLML     Retail
    1.10      Hunting Hills                                                       MLML     Retail
    1.11      Tomball Parkway Plaza                                               MLML     Retail
    1.12      Wisteria Village                                                    MLML     Retail
    1.13      Paradise Plaza                                                      MLML     Retail
    1.14      Kmart Plaza                                                         MLML     Retail
    1.15      Packard Plaza                                                       MLML     Retail
    1.16      Northside Plaza                                                     MLML     Retail
    1.17      University Mall                                                     MLML     Retail
      2       Kenwood Towne Centre                                                MLML     Retail
      3       60 State Street                                                     MLML     Office
      4       Ashford Hotel Portfolio 2                                           MLML     Hospitality
    4.01      Courtyard Reagan Airport                                            MLML     Hospitality
    4.02      Radisson Indianapolis Downtown                                      MLML     Hospitality
    4.03      Embassy Suites Palm Beach                                           MLML     Hospitality
    4.04      Hilton St. Petersburg                                               MLML     Hospitality
    4.05      Hilton Nassau - Houston                                             MLML     Hospitality
      5       Ashford Hotel Portfolio 3                                           MLML     Hospitality
    5.01      Crowne Plaza Beverly Hills                                          MLML     Hospitality
    5.02      Radisson Fort Worth                                                 MLML     Hospitality
    5.03      SpringHill Suites Gaithersburg                                      MLML     Hospitality
    5.04      Courtyard Fort Lauderdale                                           MLML     Hospitality
    5.05      SpringHill Suites Centreville                                       MLML     Hospitality
      9       Sprint Data Center                                                  MLML     Industrial
     12       East Thunderbird Square                                             MLML     Retail
     16       South Virginia Plaza                                                MLML     Retail
     17       Airport Square                                                      MLML     Retail
     21       La Crosse Industrial                                                MLML     Industrial
     22       Kahana Gateway Professional Center - Retail                         MLML     Retail
     23       Villages at Paseo del Sol                                           MLML     Retail
     25       Village Faire Shopping Center                                       MLML     Retail
     28       University Collection Shopping Center                               MLML     Retail
     29       Lakeshore Apartments                                                MLML     Multifamily
     31       Brookhollow Shopping Center                                         MLML     Retail
     32       La Reina Plaza                                                      MLML     Retail
     33       Army Corp Engineer Building                                         MLML     Office
     35       Plaza at Hurstbourne Green                                          MLML     Office
     38       Trappe Shopping Center                                              MLML     Retail
     40       Encino Valley Shopping Center                                       MLML     Retail
     41       Hilton Garden Inn - Oxnard                                          MLML     Hospitality
     43       Cranberry Plaza                                                     MLML     Industrial
     44       GN Resound                                                          MLML     Industrial
     47       McKamy Lakes Apartments                                             MLML     Multifamily
     48       New City Office                                                     MLML     Office
     54       6221 Wilshire Boulevard                                             MLML     Office
     56       Desert Glen Shopping Center                                         MLML     Retail
     57       Victory Plaza                                                       MLML     Retail
     58       Tidewater Estates                                                   MLML     Manufactured Housing
     59       Trainers Station Shopping Center                                    MLML     Retail
     60       Porterwood Shopping Center                                          MLML     Retail
     62       Virginia Eye Development                                            MLML     Office
     63       Quail Creek Apartments                                              MLML     Multifamily
     64       Danovitz Portfolio                                                  MLML     Various
    64.01     10 Duff Road                                                        MLML     Office
    64.02     Parkway East Professional Center                                    MLML     Office
    64.03     400 Seco Road                                                       MLML     Industrial
     65       Sherwood Village Apartments                                         MLML     Multifamily
     69       Battlefield Park                                                    MLML     Multifamily
     76       Garden Office Park                                                  MLML     Office
     77       PCG Corporate Center                                                MLML     Office
     78       119 North 4th Street                                                MLML     Mixed Use
     80       Sherman Square                                                      MLML     Retail
     82       Kahana Gateway Professional Center - Office                         MLML     Office
     84       17525 Ventura Blvd                                                  MLML     Office
     93       135 West 27th Street Commercial Corp                                MLML     Office
     97       Endicott Apartments                                                 MLML     Multifamily
     98       Mesa K-Mart (95)                                                    MLML     Retail
     101      Glendale Kmart (95)                                                 MLML     Retail
     103      Walgreen's - Chula Vista                                            MLML     Retail
     105      Keystone Center                                                     MLML     Office
     108      Brookhurst Plaza                                                    MLML     Retail
     113      Crestview Apartments                                                MLML     Multifamily
     114      Redmond Ridge Marketplace                                           MLML     Retail
     121      Sunnyside Town Center                                               MLML     Retail
     122      Walgreen's Fremont                                                  MLML     Retail
     123      Watson Business Center (95)                                         MLML     Industrial
     125      Canton Corners Shopping Center (95)                                 MLML     Retail
     127      John R. Wood Realty                                                 MLML     Office
     130      Dublin Corners                                                      MLML     Retail
     131      Super K-Mart Center (95)                                            MLML     Retail
     135      The Bluffs Of Burnsville (95)                                       MLML     Multifamily
     139      Settlement Apartments (95)                                          MLML     Multifamily
     140      Cypresswood Center                                                  MLML     Retail
     142      Medical Specialties Center (95)                                     MLML     Office
     143      Harbor Side Apartments (95)                                         MLML     Multifamily
     146      Regency Apartments                                                  MLML     Multifamily
     147      Kennestone Professional Bldg. (95)                                  MLML     Office
     150      Edmonds Professional Center (95)                                    MLML     Office

MLCFC 2006-1:  MORTGAGE LOAN SCHEDULE
MERRILL LYNCH

   LOAN #     STREET ADDRESS                                                                                      CITY
   ------     --------------                                                                                      ----

      1       Various                                                                                             Various
    1.01      853-1073 West Arrow Highway                                                                         San Dimas
    1.02      1705 Fry Road                                                                                       Katy
    1.03      2640-2800 Brice Road                                                                                Reynoldsburg
    1.04      4328-4460 Bay Road                                                                                  Saginaw
    1.05      2603 Durham Road                                                                                    Bristol
    1.06      10860 FM 1960 West                                                                                  Houston
    1.07      3670 South McKinley Parkway                                                                         Hamburg
    1.08      399 Campbellsville By Pass                                                                          Campbellsville
    1.09      140 Stratford Commons Court                                                                         Winston-Salem
    1.10      4210 Franklin Road Southwest                                                                        Roanoke
    1.11      27708 Tomball Parkway                                                                               Tomball
    1.12      2420 Wisteria Drive                                                                                 Snellville
    1.13      6646 Clark Road                                                                                     Paradise
    1.14      1807 North Dixie Highway                                                                            Elizabethtown
    1.15      5656 South Packard Avenue                                                                           Cudahy
    1.16      1263 Cleveland Highway                                                                              Dalton
    1.17      5933 US Highway 11                                                                                  Canton
      2       7875 Montgomery Road                                                                                Cincinnati
      3       60 State Street                                                                                     Boston
      4       Various                                                                                             Various
    4.01      2899 Jefferson Davis Highway                                                                        Arlington
    4.02      31 West Ohio Street                                                                                 Indianapolis
    4.03      4350 PGA Boulevard                                                                                  Palm Beach Gardens
    4.04      333 First Street South                                                                              Saint Petersburg
    4.05      3000 Nasa Road One                                                                                  Houston
      5       Various                                                                                             Various
    5.01      1150 South Beverly Drive                                                                            Los Angeles
    5.02      815 Main Street                                                                                     Fort Worth
    5.03      9715 Washingtonian Boulevard                                                                        Gaithersburg
    5.04      2000 North Commerce Parkway                                                                         Fort Lauderdale
    5.05      5920 Trinity Parkway                                                                                Centreville
      9       1350 Duane Avenue                                                                                   Santa Clara
     12       13802 North Scottsdale Road                                                                         Scottsdale
     16       6675 South Virginia Street                                                                          Reno
     17       2000 Harvard Avenue                                                                                 Reno
     21       1637 Saint James Street                                                                             LaCrosse
     22       4405 Honoapiilani Highway                                                                           Lahaina
     23       32120, 32140, 32170, 32180, 32200, 32220 & 32240 Highway 79 South                                   Temecula
     25       300 Carlsbad Village Drive                                                                          Carlsbad
     28       2708-2798 East Fowler Avenue                                                                        Tampa
     29       730 Citadel Circle                                                                                  Evansville
     31       14526-15164 San Pedro Avenue                                                                        San Antonio
     32       14622 Ventura Boulevard                                                                             Sherman Oaks
     33       4155 Clay Street                                                                                    Vicksburg
     35       3220 Office Pointe Place and 9510 Ormsby Station Road                                               Louisville
     38       130 West Main Street                                                                                Trappe
     40       17919-17977 Ventura Boulevard                                                                       Encino
     41       2000 Solar Drive                                                                                    Oxnard
     43       2 Cranberry Road                                                                                    Parsippany
     44       8001 East Bloomington Freeway                                                                       Bloomington
     47       290 West Lake Park Road                                                                             Lewisville
     48       20 Squadron Boulevard                                                                               New City
     54       6221 Wilshire Boulevard                                                                             Los Angeles
     56       5350 West Bell Road                                                                                 Glendale
     57       1525-1585 Sepulveda Boulevard                                                                       Los Angeles
     58       1701 Northwest 5th Street                                                                           Deerfield Beach
     59       20-40 North West End Boulevard                                                                      Quakertown
     60       23741 US-59 North                                                                                   Porter
     62       241 Corporate Boulevard                                                                             Norfolk
     63       1450 West Lark Lane                                                                                 Springfield
     64       Various                                                                                             Various
    64.01     10 Duff Road                                                                                        Pittsburgh
    64.02     10700 Frankstown Road                                                                               Pittsburgh
    64.03     400 Seco Road                                                                                       Monroeville
     65       1634 South Marion Avenue                                                                            Springfield
     69       3020 South Sagamont                                                                                 Springfield
     76       1300 & 1350 Division Road                                                                           West Warwick
     77       4650 Southwest Macadam Avenue                                                                       Portland
     78       119 North 4th Street                                                                                Minneapolis
     80       7203-19 North Van Nuys Boulevard and 14503-523 West Sherman Way                                     Van Nuys
     82       10 Hoohui Road                                                                                      Lahaina
     84       17525 Ventura Boulevard                                                                             Encino
     93       135 West 27th Street                                                                                New York
     97       101 West 81st Street                                                                                New York
     98       1445 South Power Road                                                                               Mesa
     101      6767 West Bell Road                                                                                 Glendale
     103      1115 3rd Avenue                                                                                     Chula Vista
     105      135 and 139 Fox Road                                                                                Knoxville
     108      14092-14114 Brookhurst Street                                                                       Garden Grove
     113      2700 Temple Crest Drive                                                                             Birmingham
     114      22500 Northeast Marketplace Drive                                                                   Redmond
     121      10201-10225 Southeast Sunnyside Road                                                                Clackamas
     122      1435 East 23rd Street                                                                               Fremont
     123      1930 East Carson Street; 21720, 21730, 21818 & 22010 South Wilmington Avenue; 2040 East 22nd        Carson
              Street; 23803 Wilmington Avenue; 19433 Laurel Park Road & 19520 Rancho Way
     125      1750 Marietta Highway                                                                               Canton
     127      2600 Immokalee Road                                                                                 Naples
     130      4520, 4524, 4526 Dublin Boulevard                                                                   Dublin
     131      990 North Kinzie Avenue                                                                             Bradley
     135      2800 Selkirk Drive                                                                                  Burnsville
     139      1007 130th Avenue Southwest                                                                         Everett
     140      17500-17520 Kuykendahl Road                                                                         Spring
     142      415 North Center Street                                                                             Hickory
     143      1570 North Prospect Avenue                                                                          Milwaukee
     146      1401 Montclair Road                                                                                 Birmingham
     147      2550 Windy Hill Road                                                                                Marietta
     150      7315 212th Street Southwest                                                                         Edmonds

MLCFC 2006-1:  MORTGAGE LOAN SCHEDULE
MERRILL LYNCH

                                                                   CUT-OFF DATE              ORIGINAL             IO MONTHLY
   LOAN #     COUNTY               STATE      ZIP CODE             BALANCE ($)             BALANCE ($)         DEBT SERVICE ($)
   ------     ------               -----      --------             ------------            ------------        ----------------

      1       Various             Various      Various              173,000,000            173,000,000            752,770.25
    1.01      Los Angeles           CA           91773               23,028,042             23,028,042
    1.02      Harris                TX           77449               18,481,104             18,481,104
    1.03      Franklin              OH           43068               17,289,366             17,289,366
    1.04      Saginaw               MI           48603               14,667,543             14,667,543
    1.05      Bucks                 PA           19007               13,200,788             13,200,788
    1.06      Harris                TX           77070                9,973,929              9,973,929
    1.07      Erie                  NY           14219                9,313,890              9,313,890
    1.08      Taylor                KY           42718                9,240,552              9,240,552
    1.09      Forsyth               NC           27104                8,235,825              8,235,825
    1.10      Roanoke               VA           24014                8,213,824              8,213,824
    1.11      Harris                TX           77375                7,773,798              7,773,798
    1.12      Gwinnett              GA           30078                7,700,460              7,700,460
    1.13      Butte                 CA           95969                7,363,106              7,363,106
    1.14      Hardin                KY           42701                6,673,732              6,673,732
    1.15      Milwaukee             WI           53110                4,766,951              4,766,951
    1.16      Whitfield             GA           30721                4,510,269              4,510,269
    1.17      Saint Lawrence        NY           13617                2,566,820              2,566,820
      2       Hamilton              OH           45236              146,493,391            147,000,000
      3       Suffolk               MA           02109               65,000,000             65,000,000            604,548.14
      4       Various             Various      Various              115,645,000            115,645,000            540,391.15
    4.01      Arlington             VA           22202               32,477,154             32,477,154
    4.02      Marion                IN           46204               27,576,322             27,576,322
    4.03      Palm Beach            FL           33410               19,310,740             19,310,740
    4.04      Pinellas              FL           33701               19,091,300             19,091,300
    4.05      Harris                TX           77058               17,189,485             17,189,485
      5       Various             Various      Various               95,905,000             95,905,000            448,149.19
    5.01      Los Angeles           CA           90035               32,837,331             32,837,331
    5.02      Tarrant               TX           76102               22,224,798             22,224,798
    5.03      Montgomery            MD           20878               16,080,295             16,080,295
    5.04      Broward               FL           33326               15,380,483             15,380,483
    5.05      Fairfax               VA           20120                9,382,094              9,382,094
      9       Santa Clara           CA           95054               52,800,000             52,800,000            238,612.00
     12       Maricopa              AZ           85254               33,400,000             33,400,000            147,956.97
     16       Washoe                NV           89511               26,000,000             26,000,000            117,636.46
     17       Washoe                NV           89502               24,000,000             24,000,000            111,527.78
     21       LaCrosse              WI           54603               18,935,829             19,000,000
     22       Maui                  HI           96761               18,425,000             18,425,000            82,445.05
     23       Riverside             CA           92592               18,260,000             18,260,000            79,361.68
     25       San Diego             CA           92018               17,580,000             17,580,000            81,545.56
     28       Hillsborough          FL           33612               16,100,000             16,100,000            81,087.54
     29       Vanderburgh           IN           47715               15,600,000             15,600,000            73,811.11
     31       Bexar                 TX           78232               14,700,000             14,700,000            71,043.19
     32       Los Angeles           CA           91403               14,600,000             14,600,000            68,869.92
     33       Warren                MS           39183               14,400,000             14,400,000            68,376.67
     35       Jefferson             KY           40223               13,500,000             13,500,000            64,160.16
     38       Montgomery            PA           19426               13,200,000             13,200,000            62,065.21
     40       Los Angeles           CA           91316               13,100,000             13,100,000            62,004.54
     41       Ventura               CA           93036               12,960,238             13,000,000
     43       Morris                NJ           07054               12,275,000             12,275,000            56,772.16
     44       Hennepin              MN           55420               12,275,000             12,275,000            61,418.47
     47       Denton                TX           75057               11,271,936             11,300,000
     48       Rockland              NY           10956               10,937,069             11,000,000
     54       Los Angeles           CA           90048                9,600,000              9,600,000            44,700.33
     56       Maricopa              AZ           85308                9,400,000              9,400,000            43,308.43
     57       Los Angeles           CA           90025                9,237,000              9,237,000            43,353.50
     58       Broward               FL           33442                8,951,236              9,000,000
     59       Bucks                 PA           18951                8,900,000              8,900,000            41,478.53
     60       Montgomery            TX           77365                8,526,000              8,526,000            40,016.45
     62       Hampton Roads         VA           23502                8,300,000              8,300,000            40,140.88
     63       Greene                MO           65810                8,180,961              8,200,000
     64       Allegheny             PA         Various                7,889,761              7,900,000
    64.01     Allegheny             PA           15235                3,299,355              3,303,636
    64.02     Allegheny             PA           15235                2,653,829              2,657,273
    64.03     Allegheny             PA           15146                1,936,578              1,939,091
     65       Greene                MO           65807                7,873,028              7,900,000
     69       Greene                MO           65807                6,890,532              6,900,000
     76       Providence            RI           02893                6,385,699              6,400,000
     77       Multnomah             OR           97239                6,385,167              6,400,000
     78       Hennepin              MN           55401                6,385,128              6,400,000
     80       Los Angeles           CA           91405                6,235,621              6,250,000
     82       Maui                  HI           96761                6,150,000              6,150,000            27,446.23
     84       Los Angeles           CA           91316                6,050,000              6,050,000            28,252.31
     93       New York              NY           10001                5,500,000              5,500,000
     97       New York              NY           10024                5,100,000              5,100,000            22,958.50
     98       Maricopa              AZ           85206                5,019,971              6,560,000
     101      Maricopa              AZ           85308                4,966,525              6,450,000
     103      San Diego             CA           91911                4,788,172              4,800,000
     105      Knox                  TN           37922                4,600,000              4,600,000
     108      Orange                CA           92843                4,190,000              4,190,000            21,212.65
     113      Jefferson             AL           35209                3,780,000              3,780,000            17,294.16
     114      King                  WA           98053                3,740,850              3,750,000
     121      Clackamas             OR           97015                3,300,000              3,300,000            15,176.14
     122      Dodge                 NE           68025                3,294,525              3,300,000
     123      Los Angeles           CA           90810                3,159,531              8,000,000
     125      Cherokee              GA           30114                2,982,134              5,910,143
     127      Collier               FL           34110                2,874,005              2,880,000
     130      Alameda               CA           94568                2,600,000              2,600,000            12,673.10
     131      Kankakee              IL           60915                2,480,161              3,270,000
     135      Dakota                MN           55337                1,997,040              2,475,060
     139      Snohomish             WA           98204                1,929,651              4,400,000
     140      Harris                TX           77379                1,860,000              1,860,000
     142      Catawba               NC           28601                1,814,511              3,100,000
     143      Milwaukee             WI           53202                1,743,601              2,979,546
     146      Jefferson             AL           35210                1,674,000              1,674,000             7,658.84
     147      Cobb                  GA           30067                1,499,589              3,829,090
     150      Snohomish             WA           98026                1,219,594              5,300,000

MLCFC 2006-1:  MORTGAGE LOAN SCHEDULE
MERRILL LYNCH

                      IO ANNUAL                 MONTHLY P&I DEBT              ANNUAL P&I DEBT           INTEREST          PRIMARY
   LOAN #         DEBT SERVICE ($)                SERVICE ($)                   SERVICE ($)              RATE %        SERVICING FEE
   ------         -----------------               -----------                   -----------              ------        -------------

      1              9,033,243.06                                                                        5.1500           0.0100
    1.01
    1.02
    1.03
    1.04
    1.05
    1.06
    1.07
    1.08
    1.09
    1.10
    1.11
    1.12
    1.13
    1.14
    1.15
    1.16
    1.17
      2                                            812,039.18                   9,744,470.16             5.25519          0.01000
      3              7,254,577.78                                                                        5.5040           0.0100
      4              6,484,693.79                  712,276.34                   8,547,316.08             5.5306           0.0100
    4.01
    4.02
    4.03
    4.04
    4.05
      5              5,377,790.29                  590,694.48                   7,088,333.76             5.5306           0.0100
    5.01
    5.02
    5.03
    5.04
    5.05
      9              2,863,344.00                                                                        5.4230           0.0100
     12              1,775,483.69                  184,291.25                   2,211,495.00             5.2430           0.0100
     16              1,411,637.50                  145,268.51                   1,743,222.12             5.3550           0.0100
     17              1,338,333.33                  136,269.36                   1,635,232.32             5.5000           0.0100
     21                                            106,335.32                   1,276,023.84             5.3700
     22               989,340.61                   102,269.12                   1,227,229.44             5.2960           0.0100
     23               952,340.16                   99,636.90                    1,195,642.80             5.1440           0.0100
     25               978,546.75                   99,707.03                    1,196,484.36             5.4900           0.0100
     28               973,050.46                                                                         5.9610
     29               885,733.33                   89,556.32                    1,074,675.84             5.6000           0.0100
     31               852,518.33                   85,505.26                    1,026,063.12             5.7200           0.0100
     32               826,439.08                   83,659.09                    1,003,909.08             5.5830           0.0100
     33               820,520.00                                                                         5.6200           0.0100
     35               769,921.88                   77,713.61                     932,563.32              5.6250           0.0100
     38               744,782.50                   75,487.35                     905,848.20              5.5650           0.0100
     40               744,054.53                   75,220.87                     902,650.44              5.6020           0.0100
     41                                            83,759.18                    1,005,110.16             6.0000           0.0100
     43               681,265.91                   69,495.99                     833,951.88              5.4740           0.0100
     44               737,021.69                   72,980.40                     875,764.80              5.9220           0.0100
     47                                            61,714.89                     740,578.68              5.1520           0.0100
     48                                            60,212.07                     722,544.84              5.1720           0.0100
     54               536,404.00                   54,574.02                     654,888.24              5.5110           0.0100
     56               519,701.19                   53,095.30                     637,143.60              5.4530           0.0100
     57               520,241.95                   52,765.86                     633,190.32              5.5550           0.0100
     58                                            50,819.03                     609,828.36              5.4500           0.0100
     59               497,742.39                   50,622.60                     607,471.20              5.5160           0.0100
     60               480,197.35                   48,704.31                     584,451.72              5.5550           0.0100
     62               481,690.50                   48,299.54                     579,594.48              5.7240           0.0100
     63                                            46,883.34                     562,600.08              5.5630           0.0100
     64                                            48,641.66                     583,699.92              6.2500           0.0100
    64.01
    64.02
    64.03
     65                                            43,927.96                     527,135.52              5.3120           0.0100
     69                                            40,003.91                     480,046.92              5.6900           0.0100
     76                                            37,539.97                     450,479.64              5.7970           0.0100
     77                                            36,636.19                     439,634.28              5.5740
     78                                            36,571.73                     438,860.76              5.5580           0.0100
     80                                            35,954.85                     431,458.20              5.6190           0.0100
     82               329,354.71                   34,082.52                     408,990.24              5.2820           0.0100
     84               339,027.72                   34,453.79                     413,445.48              5.5270           0.0100
     93                                            40,201.05                     482,412.60              6.2500           0.0100
     97               275,502.00                                                                         5.3280           0.0100
     98                                            53,044.12                     636,529.44              8.5500           0.0100
     101                                           52,459.77                     629,517.24              8.6200           0.0100
     103                                           26,357.32                     316,287.84              5.2000           0.0100
     105                                           27,579.32                     330,951.84              6.0000           0.0100
     108              254,551.81                   25,099.62                     301,195.44              5.9920
     113              207,529.88                   21,261.27                     255,135.24              5.4150           0.0100
     114                                           20,730.87                     248,770.44              5.2600
     121              182,113.71                   18,619.19                     223,430.28              5.4430           0.0100
     122                                           19,507.19                     234,086.28              5.4670           0.0100
     123                                           81,617.92                     979,415.04              9.1000           0.0100
     125                                           51,762.25                     621,147.00              8.0000           0.0100
     127                                           17,697.09                     212,365.08              6.2310           0.0100
     130              152,077.25                   15,204.29                     182,451.48              5.7690           0.0100
     131                                           26,606.95                     319,283.40              8.6250           0.0100
     135                                           20,344.99                     244,139.88              8.7500           0.0100
     139                                           45,546.60                     546,559.20              9.6000           0.0100
     140                                           11,227.09                     134,725.08              6.0630
     142                                           26,171.32                     314,055.84              8.1250           0.0100
     143                                           28,726.12                     344,713.44              9.4400           0.0100
     146              91,906.09                     9,415.71                     112,988.52              5.4150           0.0100
     147                                           38,940.83                     467,289.96              9.3750           0.0100
     150                                           53,756.13                     645,073.56              9.0000           0.0100

MLCFC 2006-1:  MORTGAGE LOAN SCHEDULE
MERRILL LYNCH

                                                                                          NET
                   MASTER              TRUSTEE AND          SUB SERVICING     ADMIN.   MORTGAGE
   LOAN #       SERVICING FEE       PAYING AGENT FEE          FEE RATE        FEE %     RATE %      ACCRUAL TYPE     TERM  REM. TERM
   ------       -------------       ----------------          --------        -----     ------      ------------     ----  ---------

      1            0.0100                0.0010                               0.021     5.1290    Actual/360          84       78
    1.01
    1.02
    1.03
    1.04
    1.05
    1.06
    1.07
    1.08
    1.09
    1.10
    1.11
    1.12
    1.13
    1.14
    1.15
    1.16
    1.17
      2            0.01000               0.00100                              0.021     5.2342    Actual/360          60       57
      3            0.0100                0.0010                               0.021     5.4830    Actual/360          60       60
      4            0.0100                0.0010                               0.021     5.5096    Actual/360         121      119
    4.01
    4.02
    4.03
    4.04
    4.05
      5            0.0100                0.0010                               0.021     5.5096    Actual/360         123      119
    5.01
    5.02
    5.03
    5.04
    5.05
      9            0.0100                0.0010                               0.021     5.4020    30/360              84       79
     12            0.0100                0.0010                               0.021     5.2220    Actual/360         120      118
     16            0.0100                0.0010                               0.021     5.3340    Actual/360         120      118
     17            0.0100                0.0010                               0.021     5.4790    Actual/360         120      120
     21            0.0100                0.0010                0.0500         0.061     5.3090    Actual/360         120      117
     22            0.0100                0.0010                               0.021     5.2750    Actual/360         120      118
     23            0.0100                0.0010                               0.021     5.1230    Actual/360         120      117
     25            0.0100                0.0010                               0.021     5.4690    Actual/360         120      118
     28            0.0100                0.0010                0.0600         0.071     5.8900    Actual/360          84       84
     29            0.0100                0.0010                               0.021     5.5790    Actual/360         120      119
     31            0.0100                0.0010                               0.021     5.6990    Actual/360         120      118
     32            0.0100                0.0010                               0.021     5.5620    Actual/360         120      118
     33            0.0100                0.0010                               0.021     5.5990    Actual/360         128      125
     35            0.0100                0.0010                               0.021     5.6040    Actual/360         120      119
     38            0.0100                0.0010                               0.021     5.5440    Actual/360         120      119
     40            0.0100                0.0010                               0.021     5.5810    Actual/360         121      121
     41            0.0100                0.0010                               0.021     5.9790    Actual/360         120      118
     43            0.0100                0.0010                               0.021     5.4530    Actual/360         120      119
     44            0.0100                0.0010                               0.021     5.9010    Actual/360          71       69
     47            0.0100                0.0010                               0.021     5.1310    Actual/360         120      118
     48            0.0100                0.0010                               0.021     5.1510    Actual/360         120      115
     54            0.0100                0.0010                               0.021     5.4900    Actual/360         120      118
     56            0.0100                0.0010                               0.021     5.4320    Actual/360         120      120
     57            0.0100                0.0010                               0.021     5.5340    Actual/360         120      120
     58            0.0100                0.0010                               0.021     5.4290    Actual/360         120      115
     59            0.0100                0.0010                               0.021     5.4950    Actual/360         120      118
     60            0.0100                0.0010                               0.021     5.5340    Actual/360         120      118
     62            0.0100                0.0010                               0.021     5.7030    Actual/360         120      118
     63            0.0100                0.0010                               0.021     5.5420    Actual/360         120      118
     64            0.0100                0.0010                               0.021     6.2290    Actual/360         120      119
    64.01
    64.02
    64.03
     65            0.0100                0.0010                               0.021     5.2910    Actual/360         120      117
     69            0.0100                0.0010                               0.021     5.6690    Actual/360         120      119
     76            0.0100                0.0010                               0.021     5.7760    Actual/360         120      118
     77            0.0100                0.0010                0.1000         0.111     5.4630    Actual/360         120      118
     78            0.0100                0.0010                               0.021     5.5370    Actual/360         120      118
     80            0.0100                0.0010                               0.021     5.5980    Actual/360         120      118
     82            0.0100                0.0010                               0.021     5.2610    Actual/360         120      118
     84            0.0100                0.0010                               0.021     5.5060    Actual/360         120      118
     93            0.0100                0.0010                               0.021     6.2290    Actual/360         240      240
     97            0.0100                0.0010                               0.021     5.3070    Actual/360         120      118
     98            0.0100                0.0010                               0.021     8.5290    30/360             300      158
     101           0.0100                0.0010                               0.021     8.5990    30/360             300      159
     103           0.0100                0.0010                               0.021     5.1790    Actual/360         120      118
     105           0.0100                0.0010                               0.021     5.9790    Actual/360         120      120
     108           0.0100                0.0010                0.1000         0.111     5.8810    Actual/360         120      120
     113           0.0100                0.0010                               0.021     5.3940    Actual/360         120      118
     114           0.0100                0.0010                0.1000         0.111     5.1490    Actual/360         120      118
     121           0.0100                0.0010                               0.021     5.4220    Actual/360         120      119
     122           0.0100                0.0010                               0.021     5.4460    Actual/360         120      119
     123           0.0100                0.0010                               0.021     9.0790    30/360             180       46
     125           0.0100                0.0010                               0.021     7.9790    Actual/365         215       73
     127           0.0100                0.0010                               0.021     6.2100    Actual/360         108      106
     130           0.0100                0.0010                               0.021     5.7480    Actual/360         120      119
     131           0.0100                0.0010                               0.021     8.6040    Actual/365         299      153
     135           0.0100                0.0010                               0.021     8.7290    Actual/365         241      114
     139           0.0100                0.0010                               0.021     9.5790    Actual/365         186       52
     140           0.0100                0.0010                0.1000         0.111     5.9520    Actual/360         120      120
     142           0.0100                0.0010                               0.021     8.1040    Actual/365         240       94
     143           0.0100                0.0010                               0.021     9.4190    Actual/365         216       83
     146           0.0100                0.0010                               0.021     5.3940    Actual/360         120      118
     147           0.0100                0.0010                               0.021     9.3540    Actual/365         180       46
     150           0.0100                0.0010                               0.021     8.9790    Actual/365         180       25

MLCFC 2006-1:  MORTGAGE LOAN SCHEDULE
MERRILL LYNCH

                MATURITY/    AMORT                                                       ARD           ENVIRONMENTAL        CROSS
   LOAN #       ARD DATE      TERM     REM. AMORT    TITLE TYPE           ARD LOAN     STEP UP           INSURANCE        DEFAULTED
   ------       --------      ----     ----------    ----------           --------     -------           ---------        ---------

      1         8/31/2012      0            0        Fee/Leasehold           No                             Yes              No
    1.01                                             Fee                                                    Yes
    1.02                                             Fee                                                    Yes
    1.03                                             Fee                                                    Yes
    1.04                                             Fee/Leasehold                                          Yes
    1.05                                             Fee                                                    Yes
    1.06                                             Fee                                                    Yes
    1.07                                             Fee                                                    Yes
    1.08                                             Fee                                                    Yes
    1.09                                             Fee                                                    Yes
    1.10                                             Fee                                                    Yes
    1.11                                             Fee                                                    Yes
    1.12                                             Fee                                                    Yes
    1.13                                             Fee                                                    Yes
    1.14                                             Fee                                                    Yes
    1.15                                             Fee                                                    Yes
    1.16                                             Fee                                                    Yes
    1.17                                             Fee                                                    Yes
      2         12/1/2010     360          357       Fee/Leasehold           No                             No               No
      3         3/1/2011       0            0        Fee/Leasehold           No                             No               No
      4         2/1/2016      300          300       Fee                     No                             No             Yes (1)
    4.01                                             Fee                                                    No
    4.02                                             Fee                                                    No
    4.03                                             Fee                                                    No
    4.04                                             Fee                                                    No
    4.05                                             Fee                                                    No
      5         2/1/2016      300          300       Fee/Leasehold           No                             No             Yes (1)
    5.01                                             Fee                                                    No
    5.02                                             Fee/Leasehold                                          No
    5.03                                             Fee                                                    No
    5.04                                             Fee                                                    No
    5.05                                             Fee                                                    No
      9         10/1/2012      0            0        Fee                    Yes     Interest Rate plus 2%   No               No
     12         1/1/2016      360          360       Fee                     No                             No               No
     16         1/1/2016      360          360       Fee                     No                             No               No
     17         3/1/2016      360          360       Fee                     No                             No               No
     21         12/1/2015     360          357       Fee                     No                             No               No
     22         1/1/2016      360          360       Fee                     No                             No               No
     23         12/1/2015     360          360       Fee                     No                             No               No
     25         1/1/2016      360          360       Fee/Leasehold           No                             No               No
     28         3/1/2013       0            0        Fee                     No                             No               No
     29         2/1/2016      360          360       Fee                     No                             No               No
     31         1/1/2016      360          360       Fee                     No                             No               No
     32         1/1/2016      360          360       Fee                     No                             No               No
     33         8/1/2016       0            0        Fee                     No                             No               No
     35         2/1/2016      360          360       Fee                     No                             No               No
     38         2/1/2016      360          360       Fee                     No                             No               No
     40         4/1/2016      360          360       Fee/Leasehold           No                             No               No
     41         1/1/2016      300          298       Fee                     No                             No               No
     43         2/1/2016      360          360       Fee                     No                             No               No
     44         12/1/2011     360          360       Fee                     No                             No               No
     47         1/1/2016      360          358       Fee                     No                             No               No
     48         10/1/2015     360          355       Fee                     No                             No               No
     54         1/1/2016      360          360       Fee                     No                             No               No
     56         3/1/2016      360          360       Fee                     No                             No               No
     57         3/1/2016      360          360       Fee                     No                             No               No
     58         10/1/2015     360          355       Fee                     No                             No               No
     59         1/1/2016      360          360       Fee/Leasehold           No                             No               No
     60         1/1/2016      360          360       Fee                     No                             No               No
     62         1/1/2016      360          360       Fee                     No                             No               No
     63         1/1/2016      360          358       Fee                     No                             No               No
     64         2/1/2016      360          359       Fee                     No                             No               No
    64.01                                            Fee                                                    No
    64.02                                            Fee                                                    No
    64.03                                            Fee                                                    No
     65         12/1/2015     360          357       Fee                     No                             No               No
     69         2/1/2016      360          359       Fee                     No                             No               No
     76         1/1/2016      360          358       Fee                     No                             No               No
     77         1/1/2016      360          358       Fee                     No                             No               No
     78         1/1/2016      360          358       Fee                     No                             No               No
     80         1/1/2016      360          358       Fee                     No                             No               No
     82         1/1/2016      360          360       Fee                     No                             No               No
     84         1/1/2016      360          360       Fee                     No                             No               No
     93         3/1/2026      240          240       Fee                     No                             No               No
     97         1/1/2016       0            0        Fee                     No                             No               No
     98         5/1/2019      300          158       Fee                     No                             No               No
     101        6/1/2019      300          159       Fee                     No                             No               No
     103        1/1/2016      360          358       Fee                     No                             No               No
     105        3/1/2016      360          360       Fee                     No                             No               No
     108        3/1/2016      360          360       Fee                     No                             No               No
     113        1/1/2016      360          360       Fee                     No                             No               No
     114        1/1/2016      360          358       Fee                     No                             No               No
     121        2/1/2016      360          360       Fee                     No                             No               No
     122        2/1/2016      324          323       Fee                     No                             No               No
     123        1/1/2010      180          46        Fee                     No                             No               No
     125        4/1/2012      216          74        Fee                     No                             No               No
     127        1/1/2015      360          358       Fee                     No                             No               No
     130        2/1/2016      360          360       Fee                     No                             No               No
     131        12/1/2018     300          154       Fee                     No                             No               No
     135        9/1/2015      300          173       Fee                     No                             No               No
     139        7/1/2010      186          52        Fee                     No                             No               No
     140        3/1/2016      360          360       Fee                     No                             No               No
     142        1/1/2014      240          94        Leasehold               No                             No               No
     143        2/1/2013      216          83        Fee                     No                             No               No
     146        1/1/2016      360          360       Fee                     No                             No               No
     147        1/1/2010      188          54        Fee                     No                             No               No
     150        4/1/2008      180          25        Fee                     No                             No               No

MLCFC 2006-1:  MORTGAGE LOAN SCHEDULE
MERRILL LYNCH

                                PARTIAL                                                     UPFRONT        UPFRONT        UPFRONT
              CROSS             DEFEASANCE      LETTER OF    LOCKBOX IN     HOLDBACK      ENGINEERING       CAPEX          ENVIR.
   LOAN #     COLLATERALIZED    ALLOWED         CREDIT       PLACE          AMOUNT        RESERVE ($)    RESERVE ($)     RESERVE ($)
   ------     --------------    -------         ------       -----          ------        -----------    -----------    ------------

      1       No                Yes             No           Yes                            134,952
    1.01
    1.02
    1.03
    1.04
    1.05
    1.06
    1.07
    1.08
    1.09
    1.10
    1.11
    1.12
    1.13
    1.14
    1.15
    1.16
    1.17
      2       No                No              No           Yes
      3       No                No              No           Yes
      4       Yes (1)           Yes             No           Yes                            85,750                         1,237
    4.01
    4.02
    4.03
    4.04
    4.05
      5       Yes (1)           Yes             No           Yes                            62,350                         1,237
    5.01
    5.02
    5.03
    5.04
    5.05
      9       No                No              No           No
     12       No                No              Yes          No
     16       No                No              No           Yes
     17       No                No              No           No
     21       No                No              Yes          Yes
     22       No                No              Yes          No                             19,375
     23       No                No              No           No
     25       No                No              No           No
     28       No                No              No           No                             800,000
     29       No                No              No           No             400,000
     31       No                No              Yes          No                                            243,309
     32       No                No              No           No             500,000                         85,851
     33       No                No              No           Yes                                           664,327
     35       No                No              No           No                                             33,214
     38       No                No              No           No                                             58,845
     40       No                No              No           No                                             15,461
     41       No                No              No           Yes
     43       No                No              No           No                                            133,635
     44       No                No              No           Yes
     47       No                No              No           No
     48       No                No              No           No
     54       No                No              No           No
     56       No                No              No           No
     57       No                No              No           No             500,000                         60,065
     58       No                No              No           Yes                            18,750
     59       No                No              No           No                             35,250          32,063
     60       No                No              No           No
     62       No                No              No           Yes            131,252
     63       No                No              No           No
     64       No                No              No           Yes
    64.01
    64.02
    64.03
     65       No                No              No           No                                             84,000
     69       No                No              No           No
     76       No                No              No           No
     77       No                No              No           No
     78       No                No              No           No
     80       No                No              No           No                             26,200
     82       No                No              No           No                             19,219
     84       No                No              No           No
     93       No                No              No           No                             17,813
     97       No                No              No           No
     98       No                No              No           No
     101      No                No              No           No
     103      No                No              No           Yes
     105      No                No              Yes          No
     108      No                No              No           No
     113      No                No              Yes          No
     114      No                No              No           No
     121      No                No              No           No                                             31,157        350,000
     122      No                No              No           Yes
     123      No                No              No           No
     125      No                No              No           No
     127      No                No              No           Yes
     130      No                No              No           Yes
     131      No                No              No           No
     135      No                No              No           No
     139      No                No              No           No
     140      No                No              No           No                             90,656                         4,500
     142      No                No              No           No
     143      No                No              No           No
     146      No                No              Yes          No
     147      No                No              No           No
     150      No                No              No           No

MLCFC 2006-1:  MORTGAGE LOAN SCHEDULE
MERRILL LYNCH

                 UPFRONT         UPFRONT         UPFRONT          UPFRONT         MONTHLY           MONTHLY            MONTHLY
                  TI/LC          RE TAX            INS.            OTHER           CAPEX             CAPEX              TI/LC
   LOAN #      RESERVE ($)     RESERVE ($)     RESERVE ($)      RESERVE ($)     RESERVE ($)     RESERVE CAP ($)      RESERVE ($)
   ------      -----------     -----------     -----------      -----------     -----------     ---------------      -----------

      1           95,675        1,760,203        305,241            667           29,804
    1.01
    1.02
    1.03
    1.04
    1.05
    1.06
    1.07
    1.08
    1.09
    1.10
    1.11
    1.12
    1.13
    1.14
    1.15
    1.16
    1.17
      2
      3
      4                          562,526         407,820                      4% of Gross Revenues
    4.01
    4.02
    4.03
    4.04
    4.05
      5                          135,697         345,389          42,925      4% of Gross Revenues
    5.01
    5.02
    5.03
    5.04
    5.05
      9                                                                            3,333             40,000
     12                          117,668          2,242           38,409           2,685
     16         1,662,524        25,548           18,801                           1,641             59,076
     17                                                          1,300,000         2,135                                8,333
     21                          357,940          88,874                           7,765
     22          250,000         54,402           15,781                            735              20,250
     23                          28,310           5,250                             962                                 3,583
     25          180,000         67,671           2,528           67,730           1,137                                8,000
     28                          37,050                           277,427          1,782
     29                          57,867           30,373                           3,733            134,388
     31                          42,145           10,694                           3,336
     32                          68,835           14,400          129,000          1,045             62,716             3,889
     33                                                                            4,154                                7,066
     35         1,024,000         7,726           18,201          700,000          2,253
     38          500,000         136,737          28,842                           2,135            128,100
     40          175,000                                                            977              24,000
     41                          39,062           43,968                      4% of Gross Revenues
     43                          42,707                            3,000           2,379                                6,875
     44           10,181                                                                                               10,181
     47                                           15,857                           4,458
     48           50,000         53,793           6,151                             922                                 4,611
     54          200,000                                          43,200            876              21,000             4,167
     56          100,000                          2,051           23,995            568
     57          150,000                                                            976
     58                          67,523                           101,638           517
     59                          31,683           31,112                           1,524
     60                                           26,225                           1,234
     62                                           1,187                             710                                 4,717
     63                           5,790           6,718                            3,758             90,192
     64                          92,752           7,084
    64.01
    64.02
    64.03
     65                           5,470           10,938
     69                          17,336           16,612                           2,979             71,500
     76          200,000                          2,866                             892
     77                          15,503           3,205                             689
     78                          35,073           7,408                            1,419                                2,083
     80                          23,536           5,631                             393                                  833
     82          110,000         11,234           5,707                             354              19,500
     84          150,000                                                            803              29,000
     93                          76,878           3,861                            1,350
     97                                                           70,196
     98
     101
     103                                                          26,357
     105                         19,538           4,870                             787
     108                          4,845            320                              141                                 1,368
     113                         24,662           14,998            250            3,938
     114          50,000          1,769
     121         168,750          7,373            963                              524                                 1,987
     122                                                          39,014
     123                         85,788
     125                         10,252           10,259
     127                          2,231           9,685                             159
     130                                           386            192,745           83                                   555
     131
     135
     139                         54,800           28,673
     140                          6,760                           400,000           322                                 1,667
     142                         10,501           3,270
     143                         32,274
     146                          8,524           6,508                            1,815
     147                         30,160           5,290
     150                         25,254           2,054

MLCFC 2006-1:  MORTGAGE LOAN SCHEDULE
MERRILL LYNCH

                    MONTHLY            MONTHLY          MONTHLY        MONTHLY
                     TI/LC              RE TAX           INS.           OTHER        GRACE
   LOAN #       RESERVE CAP ($)      RESERVE ($)      RESERVE ($)    RESERVE ($)    PERIOD
   ------       ---------------      -----------      -----------    -----------    ------

      1                                249,933          43,606           333           0
    1.01
    1.02
    1.03
    1.04
    1.05
    1.06
    1.07
    1.08
    1.09
    1.10
    1.11
    1.12
    1.13
    1.14
    1.15
    1.16
    1.17
      2                                                                                5
      3                                                                                0
      4                                141,729          73,830                         0
    4.01
    4.02
    4.03
    4.04
    4.05
      5                                 66,021          28,780         14,585          0
    5.01
    5.02
    5.03
    5.04
    5.05
      9                                                                                5
     12                                 29,417           2,242                         5
     16                                 12,774           3,760                         5
     17             100,000             18,047           2,498                         5
     21                                 35,794           7,776                         5
     22                                 9,520            5,260                         5
     23              86,000             14,863           2,625                         5
     25             180,000             22,557           2,528                         5
     28                                 18,525           6,440                         5
     29                                 14,467           6,297                         5
     31                                 19,839           3,565                         5
     32             140,000             12,230           2,057                         5
     33                                                                                5
     35                                 7,726            3,033                         5
     38                                 21,056           2,622                         5
     40                                 12,074                                         5
     41                                 24,588           5,496                         5
     43                                 21,353                                         5
     44                                                                                4
     47                                 18,915           2,643                         5
     48                                 17,931           1,538                         5
     54             300,000             5,245                                          5
     56                                 3,144             684                          5
     57                                 4,807                                          5
     58                                 5,558            1,000        Variable         5
     59                                 6,385            3,111                         5
     60                                 11,554           3,666                         5
     62                                 2,724             593                          5
     63                                 5,790            2,239                         5
     64                                 15,459           2,361                         5
    64.01
    64.02
    64.03
     65                                 5,459            1,367                         5
     69                                 4,334            1,510                         5
     76                                 2,248             955                          5
     77                                 7,752            1,603                         5
     78             125,000             11,691            741                          5
     80              50,000             5,884            1,021                         5
     82                                 1,966            1,902                         5
     84                                 3,818                                          5
     93                                 25,626           1,931                         5
     97                                                                                5
     98                                                                                0
     101                                                                               0
     103                                                                               5
     105                                3,256             812                          5
     108             45,000             2,407             160                          5
     113                                6,165            4,999                         5
     114                                 884              842                          5
     121                                3,687             481                          5
     122                                                                               5
     123                                18,853                                         3
     125                                4,026             545                          10
     127                                 744             1,937          3,166          5
     130             19,980             4,472             386                          5
     131                                                                               0
     135                                                                               0
     139                                10,976           2,606                         0
     140             40,000             3,380             525                          5
     142                                3,649             725                          0
     143                                13,873                                         0
     146                                2,131            2,169                         5
     147                                6,876             761                          10
     150                                5,050             846                          10